As filed with the Securities and Exchange Commission on December 17, 2025

1933 Act File No.[ ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT of 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

EATON VANCE MUNICIPALS TRUST

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

(617) 482-8260

(Registrant’s Telephone Number)

DEIDRE E. WALSH

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Service)

Approximate date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on January 23, 2026 pursuant to Rule 488 under the Securities Act of 1993, as amended.

Title of Securities Being Registered: Class A, Class C and Class I shares of beneficial interest in the series of the Registrant designated Eaton Vance New York Municipal Income Fund.

An indefinite amount of the Registrant’s securities have been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

Eaton Vance Investment Trust

Eaton Vance New York Municipal Opportunities Fund

One Post Office Square

Boston, Massachusetts 02109

[January 23], 2026

Dear Shareholder:

We are sending this combined information statement/prospectus to you because you are a shareholder of Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund” or the “Fund”). On December 10, 2025, the Board of Trustees (the “Board”) of the Acquired Fund approved a proposal by Boston Management and Research (“BMR”), the investment adviser to the Acquired Fund, to reorganize the Acquired Fund with and into (the “Merger”) Eaton Vance New York Municipal Income Fund (the “Acquiring Fund” together with the “Acquired Fund” the “Funds”). The Merger does not require shareholder approval and is expected to be tax free for U.S. federal income tax purposes. It is expected that the Merger will be completed on or about March 20, 2026.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

While the Funds have different investment objectives, they have similar investment strategies and policies, investment processes, and fundamental investment restrictions. The Acquired Fund’s investment objective is to seek to maximize after-tax total return. The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax and New York state and New York City personal income taxes. Each of the Acquired Fund and the Acquiring Fund will invest, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes. The Funds are each managed by BMR.

The contractual management fees of the Acquiring Fund are lower than the management fees of the Acquired Fund and the gross expenses of the Acquiring Fund following completion of the Merger (the “Combined Fund”) are expected to be lower than those of the Acquired Fund following the expiration of the Acquired Fund’s current expense waiver/reimbursement agreement on August 1, 2026. In addition, the net expense ratio (excluding interest expense) for each class of shares of the Combined Fund following completion of the Merger is expected to be the same or lower than the current total annual operating expenses of the Acquired Fund from the completion of the Merger through August 1, 2026, taking into account the current expense waiver/reimbursement agreement for the Acquired Fund and the proposed expense reimbursement agreement for the Combined Fund. For these reasons, because the Funds have similar investment strategies, policies, restrictions, and risks, and for other reasons as discussed more fully in the enclosed information statement/prospectus, BMR and the Board believe the Funds are appropriate merger partners. BMR and the Board of the Acquired Fund and Acquiring Fund further believe that the Merger is in the best interests of the Acquired Fund and Acquiring Fund.

The Board has carefully reviewed the terms of the Merger and determined unanimously to approve the Merger. Details regarding the terms of the Merger, and its potential benefits and costs to shareholders, are discussed in the enclosed information statement/prospectus, which we urge you to review carefully.

Sincerely,

Kenneth A. Topping
President
Eaton Vance Investment Trust

Acquisition of the assets of

Eaton Vance Investment Trust

Eaton Vance New York Municipal Opportunities Fund

by and in exchange for shares of

Eaton Vance Municipals Trust

Eaton Vance New York Municipal Income Fund

INFORMATION STATEMENT/PROSPECTUS

[January 23], 2026

The responses to the questions that follow provide a brief overview of the reorganization (the “Merger”) of Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund”) with and into Eaton Vance New York Municipal Income Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” and each a “Fund”). We encourage you to read the full text of the enclosed information statement/prospectus for a complete description of the Merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Q: Why are you sending me this information?

As a shareholder of the Acquired Fund, your investment will be impacted by the Merger. On the date of the Merger, your shares of the Acquired Fund will, in effect, be exchanged for shares of the Acquiring Fund of the same class and with an equal aggregate net asset value. Therefore, as a result of the Merger, you and the other shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. This combined information statement/prospectus (“Information Statement/Prospectus”) provides you with information about the Merger and the Acquiring Fund.

Q: What is the Merger?

The Merger will involve your Fund, the Acquired Fund, transferring all of its assets and liabilities to another fund, the Acquiring Fund, in exchange for shares of that Acquiring Fund. The Acquired Fund will then liquidate and distribute the shares of the Acquiring Fund to its shareholders. Once the Merger is completed, shareholders of the Acquired Fund will hold shares of the Acquiring Fund (sometimes referred to herein as the “Combined Fund”), as follows:

Acquired Fund (Acquisition of the assets of:)	Acquiring Fund
Eaton Vance New York Municipal Opportunities Fund	Eaton Vance New York Municipal Income Fund

Acquired Fund	Share Class		Share Class	Acquiring Fund
Eaton Vance New York Municipal Opportunities Fund	Class A	Þ	Class A	Eaton Vance New York Municipal Income Fund
	Class C	Þ	Class C
	Class I	Þ	Class I

You, as a holder of shares of the Acquired Fund, will receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of your Acquired Fund shares at the time of the Merger. The Merger is expected to be completed on or about March 20, 2026.

We encourage you to read the full text of the enclosed Information Statement/Prospectus to obtain a more detailed understanding of the issues relating to the Merger.

Q: Why is the Merger being pursued?

Boston Management and Research (“BMR”), the investment adviser to the Funds, has recommended the Merger because it believes that the Merger is in the best interests of both the Acquired Fund and the Acquiring Fund. The Merger would result in Acquired Fund shareholders becoming shareholders of the Acquiring Fund, which has similar investment strategies, risks, and restrictions to the Acquired Fund (as described below), and is managed by BMR. BMR believes that the Acquired Fund’s long-term viability would be improved if it is merged with the Acquiring Fund, as it believes that the Merger will eliminate perceived duplication in the marketplace. It is expected that the total expenses (excluding interest expense) borne by the Acquired Fund’s shareholders will remain

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the same or decrease following the Merger, as the gross expenses of each share class of the Combined Fund is expected to be lower than the gross expenses of the Acquired Fund following the expiration of the Acquired Fund’s current expense waiver/reimbursement agreement on August 1, 2026, thus protecting against potential total expense ratio increases after that date. In addition, in light of a proposed expense reimbursement agreement for the Combined Fund through August 1, 2026, the net expense ratio (excluding interest expense) for the Combined Fund is expected to be equal to or lower for each share class after the Merger than the net expense ratio of the Acquired Fund. The Combined Fund is also expected to experience economies of scale on greater combined assets under management.

Q: Are the Funds’ investment objectives, investment policies, principal investment strategies, and principal risks similar?

Generally, yes. While the Acquired Fund and Acquiring Fund have different investment objectives, the Funds have similar investment strategies and policies, investment processes, fundamental investment restrictions, and principal risks. The Acquired Fund has an investment objective to seek to maximize after-tax total return. The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax and New York state and New York City personal income taxes. Both the Acquired Fund and the Acquiring Fund will invest, under normal market circumstances, at least 80% of their net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes.

Although similar in terms of their permitted investments, the Funds’ specific investment policies and restrictions differ with respect to certain limits and targets on obligations of certain credit quality and maturity. Currently, the Acquired Fund may invest up to 50% of its net assets in non-investment grade obligations (also known as “junk”), whereas the Acquiring Fund may invest only up to 25% of its net assets in non-investment grade obligations. As of October 31, 2025, however, approximately 90% of each Fund’s net assets were invested in obligations rated at least investment grade, so BMR expects that the credit risk profile of the Combined Fund would be similar to that of the Acquired Fund. Additionally, although the Acquiring Fund normally invests in obligations with longer maturities and the Acquired Fund has more flexibility to invest in various maturities, the Funds’ average durations are comparable to one another (as of October 31, 2025, 6.31 years for the Acquired Fund and 7.65 years for the Acquiring Fund).

Please see the “SUMMARY OF THE MERGER—Investment Objectives, Policies, Strategies, Principal Risks” section of the Information Statement/Prospectus for more detail.

Q: Will the investment adviser to my Fund change as a result of the Merger?

No. BMR is the investment adviser to both the Acquired Fund and the Acquiring Fund. BMR will continue to serve as the investment adviser to the Acquiring Fund following the Merger. While the Funds are managed by the same investment adviser team at BMR and there is overlap between the named members of the Funds’ portfolio management teams, the teams are not identical. Following the merger, the Acquiring Fund’s portfolio management team will continue to manage the Acquiring Fund.

Q: Will there be any changes to the options or services associated with my account as a result of the Merger?

Account-level features and options such as dividend distributions, automatic investment plans, and systematic withdrawals will automatically carry over from accounts in the Acquired Fund to accounts in the Acquiring Fund.

The Merger is not expected to result in any change or diminution in the level of services or resources that BMR has provided historically to each Fund, and BMR believes it will provide the Acquiring Fund, following the Merger, with continued strong administrative, compliance, and marketing and sales support.

Q: Will there be changes to the Acquired Fund’s portfolio in connection with the Merger?

Based on the Funds’ holdings as of December 11, 2025, the Acquired Fund’s portfolio management team does not believe that the portfolio will need to be repositioned prior to completion of the Merger. However, this could change based on market conditions in the period leading up to the Merger. Any portfolio repositioning may result in the Acquired Fund realizing capital gains and shareholders of the Acquired Fund generally will be taxed on any distributions of such capital gains. It is also estimated that any portfolio repositioning will result in brokerage and other transaction costs, which would be borne by the Acquired Fund.

For a more detailed discussion of the federal income tax consequences of the Merger, please see “SUMMARY OF THE MERGER—U.S. Federal Income Tax Consequences.”

Q: Are there costs or U.S. federal income tax consequences of the Merger?

BMR and the Acquiring Fund each will bear 50% of the expenses of the Merger. Such expenses are estimated to be approximately $408,000 in the aggregate. The Merger is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Acquired Fund shareholders will not, and the Acquired Fund generally will not, recognize gain or loss as a direct result of the Merger, as described in more detail in the section of the Information Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE MERGER—Tax Status of the Merger.” At any time prior to the consummation of the Merger, a shareholder may redeem shares, which generally will result in the recognition of gain or loss to such shareholder for U.S. federal income tax purposes. Because the Merger will end the tax year of the Acquired Fund, it will accelerate distributions to shareholders from the Acquired Fund for its short

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tax year ending on the date of the Merger. Any tax year-end distributions will be taxable and may include any capital gains resulting from portfolio turnover prior to consummation of the Merger that were not previously distributed.

Q: Will there be any changes to my fees and expenses as a result of the Merger?

It is expected that, following the Merger, the contractual management fee of the Combined Fund will be lower than the current management fee for the Acquired Fund. Furthermore, it is expected that the total expenses borne by the Acquired Fund’s shareholders will remain the same or decrease following the Merger, as (i) the gross expenses of each share class of the Combined Fund are expected to be lower than the gross expenses of the Acquired Fund following the expiration of the Acquired Fund’s current expense waiver/reimbursement agreement on August 1, 2026, thus protecting against potential total expense ratio increases after that date; and (ii) in light of a proposed expense reimbursement agreement for the Combined Fund through August 1, 2026, the net expense ratio (excluding interest expense) for the Combined Fund is expected to be equal to or lower for each share class after the Merger than the net expense ratio of the Acquired Fund. For more detail, see the “SUMMARY OF THE MERGER—Fees and Expenses” section below.

Q: When will the Merger happen?

The Merger is expected to be completed on or about March 20, 2026.

Q: Will you need my vote to approve the Merger?

No. The Merger does not require shareholder approval. We are not asking you for a proxy and you are requested not to send us a proxy.

Pursuant to applicable rules under the Investment Company Act of 1940, as amended (“1940 Act”), approval by shareholders of an acquired fund would be required if the merger would result in a change that, in a context other than a merger, would require shareholder approval under the 1940 Act. These factors generally include increased authorized distribution fees as a result of the merger, materially different advisory contracts, different trustees, or materially different fundamental investment policies as between the acquired and acquiring funds. Shareholder approval of this Merger is not required because none of the factors requiring a shareholder vote are present.

Q: Has the Board approved the Merger?

Yes. The Board of each of the Acquired Fund and the Acquiring Fund determined that the Merger would be in the best interests of the relevant Fund and that the interests of existing shareholders of the Fund would not be diluted as a result of the Merger. Each Fund’s Board, including a majority of the trustees of the Fund who are not “interested persons” (within the meaning of the 1940 Act) of the Fund, voted to approve the Merger.

See the attached Information Statement/Prospectus for the complete list of factors considered by the Board in approving the Merger.

Q: Whom should I call if I have questions?

If you have questions about the proposal described in the Information Statement/Prospectus, please call 1-800-262-1122.

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INFORMATION STATEMENT/PROSPECTUS

Dated [January 23], 2026

One Post Office Square

Boston, Massachusetts 02109

This combined information statement and prospectus (“Information Statement/Prospectus”) is provided in connection with the merger (the “Merger”) of Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund”) with and into Eaton Vance New York Municipal Income Fund (the “Acquiring Fund,” together with the Acquired Fund, the “Funds,” and each a “Fund”) and the related Agreement and Plan of Reorganization (the “Merger Agreement”). The Merger does not require shareholder approval.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement/Prospectus provides important information about the Merger and the issuance of the Acquiring Fund’s shares. You should read it carefully and retain it for future reference. A copy of this Information Statement/Prospectus is available on the internet at https://www.eatonvance.com/resources/prospectus-and-reports.html.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS INFORMATION STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The address and telephone number of the Funds is c/o Eaton Vance Distributors, Inc., One Post Office Square, Boston, Massachusetts 02109, 1-800-262-1122. This Information Statement/Prospectus will be mailed to shareholders of the Acquired Fund beginning on or about [January 30], 2026. You should read this document carefully and retain it for future reference.

How the Merger Will Work

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Merger Shares”) and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities.
•	The Acquiring Fund will issue Merger Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Acquired Fund, less the liabilities it assumes from the Acquired Fund. Merger Shares of the applicable class of the Acquiring Fund will be distributed to the corresponding class of shareholders of the Acquired Fund in proportion to their holdings of such class of such Acquired Fund as set forth below.

Acquired Fund	Share Class		Share Class	Acquiring Fund
Eaton Vance New York Municipal Opportunities Fund	Class A	Þ	Class A	Eaton Vance New York Municipal Income Fund
	Class C	Þ	Class C
	Class I	Þ	Class I

•	Holders of each class of shares of the Acquired Fund will receive Merger Shares with the same aggregate net asset value as the aggregate net asset value of their shares at the time of the Merger.
•	BMR and the Acquiring Fund each will bear 50% of the expenses of the Merger. Estimated reorganization costs are set forth in “SUMMARY OF THE MERGER—Costs of the Merger.”
•	The Merger is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Acquired Fund shareholders will not, and the Acquired Fund generally will not, recognize gain or loss as a direct result of the Merger, as described in more detail in the section of the Information Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE MERGER—Tax Status of the Merger.”
•	As part of the Merger of your Acquired Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account may be transferred to your new Acquiring Fund account. Please contact your financial intermediary for additional details.
•	No shareholders of the Acquired Fund will pay any sales charge in connection with acquiring Merger Shares.

•	After the Merger is completed, Acquired Fund shareholders will be shareholders of the Acquiring Fund, and the Acquired Fund will be dissolved.

Where to Get More Information

To obtain more information about the Funds, please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.

By phone: 1-800-262-1122

By mail: Eaton Vance Distributors, Inc., One Post Office Square, Boston, Massachusetts 02109

By internet: https://www.eatonvance.com/resources/prospectus-and-reports.html

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated into this Information Statement/Prospectus by reference:

•	The Statement of Additional Information relating to this Information Statement/Prospectus (File No. [ ]);
•	The Prospectus and Statement of Additional Information dated August 1, 2025, as supplemented, for the Acquired Fund (File No. 811-04443);
•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of the Acquired Fund dated March 31, 2025, as filed May 28, 2025 (File No. 811-04443);
•	The unaudited financial statements contained in the N-CSRS of the Acquired Fund dated September 30, 2025, as filed November 26, 2025 (File No. 811-04443);
•	The Prospectus and Statement of Additional Information dated February 1, 2025, as supplemented, for the Acquiring Fund (File No. 811-04409);
•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of the Acquiring Fund dated September 30, 2025, as filed November 26, 2025 (File No. 811-04409).

For a free copy of any of the documents listed above and/or to ask questions about this Information Statement/Prospectus, please call 1-800-262-1122.

The Funds are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder, file reports and other information, including proxy materials, with the SEC. Proxy material, information statements, reports, and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Only one copy of this Information Statement/Prospectus may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Acquired Fund has received contrary instructions from one or more of the household’s shareholders. If you need an additional copy of this Information Statement/Prospectus, please contact the Funds at 1-800-262-1122. If in the future, you do not wish to combine or wish to recombine the mailing of an information or proxy statement with household members, please inform the Acquired Fund in writing at Eaton Vance Distributors, Inc., One Post Office Square, Boston, Massachusetts 02109.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value, including possible loss of principal. There is no assurance that any Fund will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

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SECTION A –MERGER

The following information describes the Merger. You should read this entire Information Statement/Prospectus including the appendices carefully, along with the Merger Agreement, which is included in Appendix A. For more information about the Acquiring Fund, please see Appendix B (Management of the Acquiring Fund), Appendix C (Acquired Fund and Acquiring Fund Service Providers), and Appendix D (Additional Information about Acquiring Fund Shares).

I.	SUMMARY OF THE MERGER

The following is a summary. This summary is not intended to be a complete statement of all material features of the Merger and is qualified in its entirety by reference to the full text of this Information Statement/Prospectus, the Merger Agreement, and the other documents referred to herein. You should carefully read the entire Information Statement/Prospectus and the appendices, as they contain details that are not included in this summary.

How the Merger Will Work

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Merger Shares”) and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities.

•	The Acquiring Fund will issue Merger Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Acquired Fund, less the liabilities it assumes from the Acquired Fund. Merger Shares of the applicable class of the Acquiring Fund will be distributed to the corresponding class of shareholders of the Acquired Fund in proportion to their holdings of such class of such Acquired Fund. Once the Merger is completed, shareholders of the Acquired Fund will hold shares of the Acquiring Fund (sometimes referred to herein as the “Combined Fund”), as set forth below:

Acquired Fund	Share Class		Share Class	Acquiring Fund
Eaton Vance New York Municipal Opportunities Fund	Class A	Þ	Class A	Eaton Vance New York Municipal Income Fund
	Class C	Þ	Class C
	Class I	Þ	Class I

•	Holders of each class of shares of the Acquired Fund will receive Merger Shares with the same aggregate net asset value as the aggregate net asset value of their shares at the time of the Merger.

•	BMR and the Acquiring Fund each will bear 50% of the expenses of the Merger. Estimated reorganization costs are set forth in “SUMMARY OF THE MERGER—Costs of the Merger.”

•	The Merger is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Acquired Fund shareholders will not, and the Acquired Fund generally will not, recognize gain or loss as a direct result of the Merger, as described in more detail in the section of the Information Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE MERGER—Tax Status of the Merger.”

•	As part of the Merger of your Acquired Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account may be transferred to your new Acquiring Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of the Acquired Fund will pay any sales charge in connection with acquiring Merger Shares.

•	After the Merger is completed, Acquired Fund shareholders will be shareholders of the Acquiring Fund, and the Acquired Fund will be dissolved.

•	The Acquiring Fund will be the accounting and performance survivor of the Merger.

Costs of the Merger

BMR and the Acquiring Fund each will bear 50% of the expenses of the Merger. Such expenses are estimated to be approximately $408,000 in the aggregate. Given the existing overlap of the Fund’s portfolios, it is currently expected that the Merger can be consummated without the need to reposition the Acquired Fund’s portfolio assets. However, this could change based on market conditions in the period leading up to the Merger. Any portfolio repositioning may result in the Acquired Fund realizing capital gains and shareholders of the Acquired Fund generally will be taxed on any distributions of such capital gains. It is also estimated that any portfolio repositioning will result in brokerage and other transaction costs, which would be borne by the Acquired Fund. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated

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investment company” within the meaning of Sections 851 and 852 of the Internal Revenue Code of 1986, as amended (the “Code”) or in failure of the Merger to be treated as a reorganization described in Section 368(a)(1) of the Code.

U.S. Federal Income Tax Consequences

The Merger is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Merger will be tax-free for U.S. federal income tax purposes, as described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT THE MERGER — Tax Status of the Merger.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized for U.S. federal income tax purposes by the Acquired Fund or its shareholders as a direct result of the Merger. At any time prior to the Merger, a shareholder may redeem shares of the Acquired Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Acquired Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Acquired Fund shareholders’ aggregate tax basis in the Merger Shares is expected to carry over from the shareholders’ Acquired Fund shares, and the Acquired Fund shareholders’ holding period in the Merger Shares is expected to include the shareholders’ holding period in the Acquired Fund shares.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any net capital gains recognized in these sales will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Merger. These distributions will be taxable to shareholders and such distributions by the Acquired Fund will include any capital gains resulting from portfolio turnover (if any) prior to the Merger.

For more information about the U.S. federal income tax consequences of the Merger, see the section entitled “ADDITIONAL INFORMATION ABOUT THE MERGER—Tax Status of the Merger.”

Fees and Expenses

Each Fund has a substantially identical investment advisory agreement with BMR pursuant to which each Fund pays BMR an advisory fee based on both the assets and income of the applicable Fund. The only substantive difference between the Acquired Fund’s investment advisory agreement with BMR and the Acquiring Fund’s investment advisory agreement is that the Acquiring Fund pays lower asset- and income-based fees at lower asset levels as compared to the Acquired Fund and it is expected that, following the Merger, the asset- and income-based fees of the Combined Fund will be lower than the current asset- and income-based fees for the Acquired Fund.

The Master Distribution Plans for Class A and Class C Shares of each Fund (the “12b-1 plans”) expressly authorize the same level of distribution and service fees for Class A and Class C Shares of each Fund. Neither Fund has adopted a Master Distribution Plan with respect to its Class I Shares. While the Board has currently approved different levels of 12b-1 fees for each Fund (0.15% for the Acquired Fund and 0.20% for the Acquiring Fund), the 12b-1 plans authorize the same maximum 12b-1 fees for each Fund (i.e., the maximum 12b-1 fee that a Fund may charge without shareholder approval).

Unlike the Acquired Fund, the Acquiring Fund obtains leverage through the use of residual interest bonds, which are issued by tender option bond trusts. Residual interest bonds make interest payments to holders of the residual interest and, as required by applicable accounting standards, the Acquiring Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense, resulting in higher total annual fund operating expenses (after expense reimbursement) as compared to the Acquired Fund.

The Acquired Fund currently has an expense waiver/reimbursement agreement in place whereby BMR has agreed to reimburse the Acquired Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.70% for Class A shares, 1.45% for Class C shares, and 0.55% for Class I shares. Pursuant to this expense waiver/reimbursement agreement, which expires on August 1, 2026, BMR currently reimburses 0.18% of Total Annual Fund Operating Expenses for each share class of the Acquired Fund. In connection with the Merger, BMR has agreed to waive/reimburse the Combined Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.70% for Class A shares, 1.45% for Class C shares, and 0.50% for Class I shares through August 1, 2026

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(i.e., through the period covered by the Acquired Fund’s current expense waiver/reimbursement agreement) in order to align the net expense ratio for the Combined Fund’s Class A, Class C, and Class I shares with net expense ratio of the same class of the Acquired Fund.

It is expected that the total expenses borne by the Acquired Fund’s shareholders will remain the same or decrease following the Merger, as (i) the gross expenses of each share class of the Combined Fund are expected to be lower than the gross expenses of the Acquired Fund following the expiration of the Acquired Fund’s current expense waiver/reimbursement agreement on August 1, 2026, thus protecting against potential total expense ratio increases after that date; and (ii) in light of a proposed expense reimbursement agreement for the Combined Fund through August 1, 2026, the net expense ratio (excluding interest expense) for the Combined Fund is expected to be equal to or lower for each share class after the Merger than the net expense ratio of the Acquired Fund.

Pro forma fees and expenses, which are the estimated fees and expenses of the Acquiring Fund after giving effect to the Merger, assume the Merger occurred on September 30, 2025.

Annual fund operating expense ratios for the Acquired Fund are based on expenses incurred during its fiscal year ended March 31, 2025. Annual fund operating expense ratios for the Acquiring Fund are based on expenses incurred during the period ended September 30, 2025. In general, a fund’s annual operating expense ratios will increase as the fund’s assets decrease and will decrease as the fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this Information Statement/Prospectus, could be higher or lower than those shown in the tables below. In addition, future increases or decreases in the Acquiring Fund’s net assets following the Merger could result in annual fund operating expenses that are higher or lower than those shown in the tables below. As of September 30, 2025, the total net assets of the Acquired Fund were $341.9 million and the total net assets of the Acquiring Fund were $364.6 million. The fees and expenses below exclude one-time direct expenses of the Merger, which will be paid by BMR (and/or an affiliate) and the Acquiring Fund. Additional information regarding the costs of the Merger is set forth under “SUMMARY OF THE MERGER—Costs of the Merger” above.

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Acquired Fund and Acquiring Fund) (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None

(1)	Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

	Class A	Class C	Class I
Acquired Fund (as of 9/30/25)
Management Fee	0.42%	0.42%	0.42%
Distribution and Service (12b-1) Fees	0.15%	0.90%	None
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	0.88%	1.63%	0.73%
Expense Reimbursements(1)	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.70%	1.45%	0.55%
3

Acquiring Fund (as of 9/30/25)
Management Fee	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.27%	0.27%	0.27%
Interest Expense	0.14%	0.14%	0.14%
Expenses other than Interest Expense	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.88%	1.63%	0.68%
Combined Fund (pro forma) (as of 9/30/25)
Management Fee	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.25%	0.25%	0.25%
Interest Expense	0.12%	0.12%	0.12%
Expenses other than Interest Expense	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses(2)	0.86%	1.61%	0.66%

(1)	The Acquired Fund’s administrator, Eaton Vance Management, has agreed to reimburse the Acquired Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.70% for Class A shares, 1.45% for Class C shares, and 0.55% for Class I shares. This expense reimbursement will continue through August 1, 2026. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, the administrator may recoup from the Acquired Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Acquired Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

(2)	The Combined Fund’s administrator, Eaton Vance Management, has agreed to reimburse the Combined Fund’s expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.70% for Class A shares, 1.45% for Class C shares, and 0.50% for Class I shares. This expense reimbursement will continue through August 1, 2026. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, the administrator may recoup from the Combined Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Combined Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Expense Examples: The Examples are intended to help you compare the costs of investing in shares of the Acquired Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then hold or redeem all your shares at the end of those periods; (ii) your investment has a 5% return each year; and (iii) that the operating expenses remain the same and that any expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed all your shares at the end of those periods:

	1 year	3 years	5 years	10 years
Acquired Fund (as of 9/30/25)
Class A	$394	$579	$780	$1,358
Class C	$248	$497	$870	$1,668
Class I	$56	$215	$388	$890
4

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Acquired Fund (as of 9/30/25)
Class A	$394	$579	$780	$1,358
Class C	$148	$497	$870	$1,668
Class I	$56	$215	$388	$890

You would pay the following expenses if you redeemed all your shares at the end of those periods:

	1 year	3 years	5 years	10 years
Acquiring Fund (as of 9/30/25)
Class A	$412	$597	$797	$1,374
Class C	$266	$514	$887	$1,732
Class I	$69	$218	$379	$847

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Acquiring Fund (as of 9/30/25)
Class A	$412	$597	$797	$1,374
Class C	$166	$514	$887	$1,732
Class I	$69	$218	$379	$847

You would pay the following expenses if you redeemed all your shares at the end of those periods:

	1 year	3 years	5 years	10 years
Combined Fund (pro forma) (as of 9/30/25)
Class A	$410	$590	$786	$1,351
Class C	$264	$508	$876	$1,710
Class I	$67	$211	$368	$822

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Combined Fund (pro forma) (as of 9/30/25)
Class A	$410	$590	$786	$1,351
Class C	$164	$508	$876	$1,710
Class I	$67	$211	$368	$822

5

Investment Objectives, Policies, Strategies, Principal Risks

a.	Overview of Comparison of the Acquired Fund and the Acquiring Fund

The Acquired Fund and the Acquiring Fund:

•	Have the same investment manager, but have some differences in the named members of their portfolio management teams;

•	Have different investment objectives;

•	Have similar principal investment strategies;

•	Have identical principal risks;

•	Have substantially identical fundamental investment restrictions;

•	Have identical valuation policies;

•	Have identical policies for buying and selling shares and exchange rights. Please see Appendix D for a description of these policies; and

•	Are structured as series of an open-end management investment company organized as a series of a Massachusetts business trust. Please see “ADDITIONAL INFORMATION ABOUT THE MERGER – Comparison of Shareholder Rights” for additional information.

b.	Comparison of Investment Objectives

The investment objectives of the Acquired Fund and the Acquiring Fund differ as follows:

Acquired Fund. To seek to maximize after-tax total return.

Acquiring Fund. To provide current income exempt from regular federal income tax and New York state and New York City personal income taxes.

The Acquired Fund’s and the Acquiring Fund’s investment objective may be changed by the Fund’s Board of Trustees (the “Board”)1 without shareholder approval.

c.	Comparison of Principal Investment Strategies

The investment strategies of the Acquired Fund and the Acquiring Fund are similar. The Acquired Fund and Acquiring Fund both, under normal market circumstances, invest at least 80% of their net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes. Each Fund, under normal market circumstances, invests at least 65% of its assets in obligations issued by New York state or its political subdivisions, agencies, authorities, and instrumentalities. The Funds share the same broad-based securities market indices, which are the Bloomberg Municipal Bond Index and the Bloomberg New York Municipal Bond Index. For both the Acquired Fund and Acquiring Fund, the Fund’s investment adviser employs a process for selecting obligations for purchase and sale that emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the portfolio managers also consider the ratings assigned by rating agencies and generally perform additional credit and investment analysis in evaluating creditworthiness of an issuer. Although similar in terms of their permitted investments and investment process, the Funds’ specific investment policies and restrictions differ with respect to certain limits and targets on obligations of certain credit quality and maturity. Currently, the Acquired Fund may invest up to 50% of its net assets in non-investment grade obligations (also known as “junk”), whereas the Acquiring Fund may invest only up to 25% of its net assets in non-investment grade obligations and will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by BMR. As of October 31, 2025, however, approximately 90% of each Fund’s net assets were invested in obligations rated at least investment grade, so BMR expects that the credit risk profile of the Combined Fund would be similar to that of the Acquired Fund. Additionally, although the Acquiring Fund normally invests in obligations with longer maturities and the Acquired Fund has more flexibility to invest in various maturities, the Funds’ average durations are comparable to one another (as of October 31, 2025, 6.31 years for the Acquired Fund and 7.65 years for the Acquiring Fund). Each Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund. The following reproduces the principal investment strategies of the Acquired Fund and the Acquiring Fund, as disclosed in each Fund’s prospectus, dated August 1, 2025 and February 1, 2025, respectively:

1 The Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund are composed of the same individuals.

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Acquired Fund	Acquiring Fund

•     Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes (the “80% Policy”).

•     The Fund has a flexible investment strategy and may invest in obligations of any duration or credit quality. The Fund may invest up to 50% of its net assets in obligations rated below investment grade (which are those rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of comparable quality. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

•     Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by New York state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, and the Commonwealth of the Northern Mariana Islands.

•     The Fund is “non-diversified”, which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

•     The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies or instrumentalities.

•     The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. The Fund may purchase or sell various kinds of residual interest bonds, futures contracts and options thereon to hedge against changes in interest rates, seek total return or as a substitute for the purchase of portfolio securities. The Fund also may enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

•     Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).

•     At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

•     Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, and the Commonwealth of the Northern Mariana Islands.

•     The Fund is “non-diversified”, which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

•     The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities.

•     The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

7

Acquired Fund	Acquiring Fund

•     In pursuing its investment objective, the Fund may invest in obligations with varying maturities. The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as education, hospitals, healthcare facilities, transportation or utilities). The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), to seek exposure to the municipal markets or municipal market sectors. The Fund may invest in restricted securities.

•     The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio. The portfolio managers generally will seek to maximize after-tax total return by balancing investment considerations and tax considerations.

•     In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions. The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors. The Fund may invest in restricted securities.

•     The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio. The portfolio manager(s) also may trade securities to minimize taxable capital gains to shareholders.

d.	Comparison of Fundamental Investment Policies

The fundamental investment restrictions of each of the Acquired Fund and Acquiring Fund are substantially identical. Accordingly, the management of the Combined Fund in accordance with the fundamental investment policies of the Acquiring Fund following the Merger will not result in any material differences between the way the Funds are currently managed and the way the Acquiring Fund will be managed following the Merger. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The following chart compares the fundamental investment policies of the Acquired Fund and the Acquiring Fund:

Acquired Fund	Acquiring Fund
Borrowing/Senior Securities. The Fund may not borrow money or issue senior securities except as permitted by the 1940 Act.	Borrowing/Senior Securities. The Fund may not borrow money or issue senior securities except as permitted by the 1940 Act.

Securities Lending. The Fund may not make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

Securities Lending. The Fund may not make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

8

Acquired Fund	Acquiring Fund

Margin Purchases. The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Margin Purchases. The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Real Estate Investment. The Fund may not purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate).

Real Estate Investment. The Fund may not purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate).
Commodities. The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities.	Commodities. The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities.

Underwriting. The Fund may not underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, as amended.

Underwriting. The Fund may not underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, as amended.
Concentration. The Fund may not invest 25% or more of its total assets in any one industry.	Concentration. The Fund may not invest 25% or more of its total assets in any one industry.
Names Policy. The Fund will invest at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax, New York State, and New York City personal income taxes.	Names Policy. The Fund will invest at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective.*

*The Acquiring Fund’s investment objective specifically references exemption from New York State and New York City personal income taxes. While the Acquiring Fund’s investment objective is non-fundamental, the Acquiring Fund nonetheless interprets its fundamental 80% test as requiring assets to be exempt from federal, New York State, and New York City taxes in order to count toward the 80% test.

Each Fund’s borrowing policy is consistent with the 1940 Act and guidance of the SEC or its staff, and will comply with any applicable SEC exemptive order.

Notwithstanding its investment policies and restrictions, each Fund may, in compliance with the requirements of the 1940 Act, invest: (i) all of its assets in an open-end management investment company with substantially the same investment objective(s), policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such company has investment objective(s), policies and restrictions that are consistent with those of the Fund.

In addition, to the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

For purposes of each Fund’s policy not to invest 25% or more of its total assets in any one industry, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the Acquired Fund’s prospectus and statement of additional information, the Acquired Fund may

9

invest more than 25% of its total assets in certain types of municipal obligations, such as revenue bonds, and certain economic sectors, such as housing, hospitals and other health care facilities or utilities. As discussed in the Acquiring Fund’s prospectus and statement of additional information, the Acquiring Fund may invest more than 25% of its total assets in certain types of bonds, such as revenue bonds, and certain economic sectors, such as housing, hospitals and other health care facilities, utilities and industrial development bonds.

A Fund’s investments in residual interest bonds and similar securities described in its prospectus and statement of additional information will not be considered borrowing for the purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus.

The Acquiring Fund’s investment policy, set forth in its Prospectus, to invest, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Acquiring Fund’s investment objective (the “80% Policy”), requires that assets must be municipal obligations that are exempt from regular federal income tax and New York state law and New York City personal income taxes in order to count toward the 80% Policy.

Whenever an investment policy or investment restriction set forth in a Fund’s prospectus and statement of additional information states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy set forth above. If a Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

e.	Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Acquired Fund are identical because the Funds have similar principal investment strategies. The actual risks of investing in the Funds depend on the securities the Acquired Fund holds, and assuming the completion of the Merger, the Acquiring Fund will hold, and on market conditions, both of which will change over time.

As previously noted, the Acquired Fund and the Acquiring Fund have the same principal risks. The principal risks for the Funds, as described in each Fund’s summary prospectus, are described below. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. All references to a “Fund” in the principal risks below refers to the Acquired Fund and the Acquiring Fund unless otherwise noted.

Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Municipal Obligations Risk. Because the Fund may invest in municipal obligations, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. To the extent that the Fund invests in municipal obligations of issuers in the same state, U.S. territory, or economic sector, it could be more sensitive to economic, business or political developments that affect such state or sector. Municipal obligations and their issuers may be more susceptible to downgrade, loss of revenue, default and bankruptcy during periods of economic stress. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

10

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk. Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues. Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source. Please refer to the Fund’s Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, and the Commonwealth of the Northern Mariana Islands.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

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Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions. As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond, including the risk of loss of principal. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. As such, residual interest bonds tend to underperform the market for fixed rate bonds in rising long-term interest rate environments. The value and income of, and market for, residual interest bonds are volatile, and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risk of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Non-Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may

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reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar charts and tables provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and how each Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares of the applicable Fund and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how a Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Acquired Fund: Eaton Vance New York Municipal Opportunities Fund – Class A

For the ten years ended December 31, 2024, the highest quarterly total return for Class A was 7.85% for the quarter ended December 31, 2023, and the lowest quarterly return was -6.28% for the quarter ended March 31, 2022. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2024 to September 30, 2025) was -1.43%.

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Average Annual Total Returns December 31, 2024	One Year	Five Years	Ten Years
Class A Return Before Taxes	-1.26%	0.40%	1.49%
Class A Return After Taxes on Distributions	-1.38%	0.32%	1.42%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.36%	0.77%	1.63%
Class C Return Before Taxes	0.34%	0.31%	1.21%
Class I Return Before Taxes	2.19%	1.22%	1.98%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%
Bloomberg New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.84%	0.97%	2.17%

These returns reflect the maximum current sales charge for Class A (3.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase. Investors cannot invest directly in an Index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays is affiliated with BMR, and neither approves, endorses, reviews or recommends the Fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to Bloomberg Municipal Bond Index and Bloomberg New York Municipal Bond Index, and neither shall be liable in any way to BMR, investors in the Fund or other third parties in respect of the use or accuracy of Bloomberg Municipal Bond Index and Bloomberg New York Municipal Bond Index or any data included therein.

After-tax returns are calculated using the highest historical individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Acquiring Fund: Eaton Vance New York Municipal Income Fund – Class A

For the ten years ended December 31, 2024, the highest quarterly total return for Class A was 9.59% for the quarter ended December 31, 2023, and the lowest quarterly return was -7.21% for the quarter ended March 31, 2022. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2024 to September 30, 2025) was -2.40%.

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Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class A Return Before Taxes	-2.06%	0.36%	1.88%
Class A Return After Taxes on Distributions	-2.10%	0.12%	1.75%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.10%	0.75%	2.02%
Class C Return Before Taxes	-0.50%	0.28%	1.61%
Class I Return Before Taxes	1.44%	1.23%	2.42%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.05%	0.99%	2.25%
Bloomberg New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.84%	0.97%	2.17%

These returns reflect the maximum current sales charge for Class A (3.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Investors cannot invest directly in an Index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays is affiliated with Eaton Vance, and neither approves, endorses, reviews or recommends the Fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to Bloomberg Municipal Bond Index and Bloomberg New York Municipal Bond Index, and neither shall be liable in any way to Eaton Vance, investors in the Fund or other third parties in respect of the use or accuracy of Bloomberg Municipal Bond Index and Bloomberg New York Municipal Bond Index or any data included therein.

After-tax returns are calculated using the highest historical individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fiscal Year

The fiscal year end of the Acquired Fund is March 31. The fiscal year end of the Acquiring Fund is September 30.

Portfolio Turnover

The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Funds’ shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year ended March 31, 2025, the Acquired Fund’s portfolio turnover rate was 138% of the average value of its portfolio. During the most recent fiscal year ended September 30, 2025, the Acquiring Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Management of the Funds

BMR is the investment adviser to both the Acquired Fund and the Acquiring Fund and will continue to serve as the investment adviser to the Acquiring Fund, following the Merger.

Craig R. Brandon and Trevor G. Smith currently serve as portfolio managers to the Acquired Fund. Craig R. Brandon and Christopher J. Eustance currently serve as portfolio managers of the Acquiring Fund and are expected to continue serving as portfolio mangers for the Acquiring Fund, following the Merger.

For more information on the Funds’ service providers and portfolio managers, please see Appendix B and Appendix C.

Distribution Arrangements

Shares of the Acquired Fund and the Acquiring Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter. EVD will continue to serve as the Acquiring Fund’s principal underwriter following the Merger.

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As a result of the Merger, shareholders of each class of the Acquired Fund will receive a proportional distribution of shares of a corresponding class of the Acquiring Fund.

You will not be charged any sales charges, commissions, or transactions fees in the Merger. Any other investment or redemption will be subject to any applicable sales charge. After the Merger is completed, any contingent deferred sales charge (“CDSC”) on the redemption of shares of the Acquiring Fund will be calculated from the date of original purchase of the Acquired Fund shares.

Purchase and Sale of Fund Shares

The Funds operate under the same purchase, redemption, and exchange procedures. You may purchase, redeem, or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund. The minimum initial purchase or exchange into the Funds is $1,000 for Class A and Class C and $1,000,000 for Class I. There is no minimum for subsequent investments.

For additional information about the purchase, redemption, exchange and valuation policies of the Funds, see “Additional Information About Acquiring Fund Shares” in Appendix D.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter, and/or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax Information

Each of the Acquired Fund’s and Acquiring Fund’s distributions are expected to primarily be exempt from regular U.S. federal income tax and the state taxes specified in the Fund’s 80% Policy or objective, as applicable. However, each Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations or other obligations which generate taxable income, and all or a portion of the Fund’s distributions may be subject to the U.S. federal alternative minimum tax for shareholders subject to such tax. Distributions of any net realized gains are expected to be taxable.

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II.	ADDITIONAL INFORMATION ABOUT THE MERGER

Terms of the Merger

As stated above, the Merger Agreement, which provides for the reorganization of the Acquired Fund with and into the Acquiring Fund, was previously considered and approved by the Board. While shareholders are encouraged to review the Merger Agreement, which is included as Appendix A to this Information Statement/Prospectus, the following is a summary of certain terms of the Merger Agreement and is qualified in its entirety by the full text of the Merger Agreement.

•	The Merger is expected to be completed immediately after the close of business on or about March 20, 2026, or such other date as the parties may agree (the “Merger Date”), subject to satisfaction of any other conditions to closing. However, the Merger may happen at any time agreed to by the Acquired Fund and the Acquiring Fund. No approval of the shareholders of the Acquired Fund or Acquiring Fund is required in connection with the Merger Agreement or the transactions contemplated thereby.

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all of the Acquired Fund’s liabilities and will issue Merger Shares to the Acquired Fund. The value of the Acquired Fund’s assets, as well as the number of Merger Shares to be issued to the Acquired Fund, will be determined in accordance with the Merger Agreement. On or as soon as is reasonably practicable after the Merger Date, the Acquired Fund will liquidate, and shareholders of each class of the Acquired Fund will receive a proportional distribution of Merger Shares of the corresponding class of the Acquiring Fund. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. No shareholders of the Acquired Fund will pay any sales charges, commissions, or transaction fees in connection with the receipt of Merger Shares. Shareholders of the Acquired Fund may, however, indirectly bear the brokerage and other trading costs, if any, incurred in connection with repositioning the Acquired Fund’s portfolio in connection with the Merger, as these expenses will be borne by the Acquired Fund.

•	The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of the close of regular trading on the New York Stock Exchange on or about March 19, 2026, after the declaration and payment of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Acquired Fund, if any, on that date. The net asset value of the Acquiring Fund shares and the net asset value of the assets of the Acquired Fund shall be computed pursuant to the Funds’ shared valuation policy and procedures.

Conditions to Closing of the Merger

The completion of the Merger is subject to certain conditions described in the Agreement, including:

•	A registration statement on Form N-14 relating to the Merger will have been filed with the SEC and become effective under the Securities Act of 1933.

•	The Funds will have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated by the Merger Agreement.

•	The Acquired Fund and the Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Merger,” the shareholders of the Acquired Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Acquired Fund shares for the Merger Shares in connection with the Merger and the Acquired Fund generally will not recognize gain or loss as a direct result of the Merger.

•	On the Merger Date, the Merger Shares will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Eaton Vance Municipals Trust, will conform in all substantial respects to the description thereof contained in this Information Statement/Prospectus, will be duly registered under the Securities Act of 1933, as amended, and will be offered and sold in compliance with all applicable state securities laws.

Termination of the Merger Agreement

The Merger Agreement may be terminated by mutual agreement of the parties. The Merger Agreement may also be terminated by any party thereto by providing written notice to the other party, (i) if the Closing shall not have occurred or if any of the representations, warranties, or conditions specified in the Merger Agreement have not been performed or do not exist on or before June 22, 2026, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under the Merger Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of termination of the Merger Agreement, neither party to the Merger Agreement (nor its officers, Trustees, or shareholders) shall have any liability to the other.

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Tax Status of the Merger

The Merger is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Merger, the Acquired Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, for U.S. federal income tax purposes:

i.	The transfer of all of the assets of the Acquired Fund (the “Acquired Assets”) in exchange for Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (the “Assumed Liabilities”) followed by the distribution of the Merger Shares pro rata to the Acquired Fund shareholders will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Assets solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

iii.	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund in connection with the transfer of the Acquired Assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or with respect to the distribution of the Merger Shares to Acquired Fund shareholders, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

iv.	Under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund shareholders upon receipt of Merger Shares solely in exchange for Acquired Fund shares (including any fractional shares to which they may be entitled) in the Merger.

v.	Under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each Acquired Fund shareholder (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the exchange.

vi.	Under Section 1223(1) of the Code the holding period of the Merger Shares received by each Acquired Fund shareholder (including any fractional shares to which they may be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held or treated for U.S. federal income tax purposes as held by such shareholder (provided such shareholder held the Acquired Fund shares as capital assets).

vii.	Under Section 362(b) of the Code, the tax basis of the Acquired Assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Merger, increased by any gain or decreased by any loss required to be recognized as described in (iii) above.

viii.	Under Section 1223(2) of the Code the holding period of the Acquired Assets in the hands of the Acquiring Fund will include the period during which such assets were held or treated for federal income tax purposes as held by the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (iii) above.

ix.	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the U.S. Treasury regulations thereunder.

The opinion will be based on representations made by the officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the U.S. Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding on the IRS or the courts. If the Merger were consummated but did not qualify as a tax-free reorganization under the Code, each shareholder of the Acquired Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between the tax basis in their Acquired Fund shares and the fair market value of the Merger Shares received. Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances.

Based on the Funds’ holdings as of December 11, 2025, the Acquired Fund’s portfolio management team does not believe that the portfolio will need to be repositioned prior to completion of the Merger. However, this could change based on market conditions in the period leading up to the Merger. Any portfolio repositioning may result in the Acquired Fund realizing capital gains and shareholders of the Acquired Fund generally will be taxed on any distributions of such capital gains.

18

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Merger. These distributions will be taxable to shareholders and such distributions by the Acquired Fund will include any capital gains resulting from portfolio turnover prior to the Merger.

Even if the Merger qualifies for tax-free treatment, the Funds’ ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Merger that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred.

In addition, if the Merger qualifies as tax-free, the Combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Merger (including as affected by the rules described above). Therefore, the shareholders of the Acquired Fund will receive a proportionate share of any unrealized gains in the Combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger, when such income or gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. In addition, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Combined Fund after the Merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Merger, such that the benefit of those losses to Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Merger not occurred.

The tax-free nature of the Merger and the realized and unrealized gains and losses of each Fund at the time of the Merger will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Merger, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Merger. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Merger and thus cannot be calculated precisely prior to the Merger.

Comparison of Shareholder Rights

Each Fund is an open-end management investment company. The Acquired Fund is a series of Eaton Vance Investment Trust and the Acquiring Fund is a series of Eaton Vance Municipals Trust. Each Trust is a Massachusetts business trust governed by an Amended and Restated Declaration of Trust, dated as of April 26, 2016, as amended from time to time (each, a “Declaration”), by its By-Laws, and by applicable Massachusetts law. The Funds are each subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder. There are no material differences between the Trusts’ respective Declarations or Bylaws.

Reasons for the Merger and Board Deliberations

The Merger was reviewed by each of the Acquired Fund’s Board and the Acquiring Fund’s Board at a meeting held on December 9-10, 2025, with the advice and assistance of independent legal counsel to the trustees of the Board who are not “interested persons” (within the meaning of the 1940 Act) of the applicable Fund (the “Independent Trustees”). Information regarding each Fund’s Board and its governance structure can be found in the Fund’s SAI. In connection with their review, the Boards reviewed written information regarding the Merger, met with representatives of the Funds’ portfolio management team and senior management of BMR, and met privately with independent legal counsel to the Boards’ Independent Trustees. BMR’s presentation to the Boards included information regarding reliance on Rule 17a-8(a)(3) under the 1940 Act such that no shareholder approval of the Merger is required.

After each Fund’s Board reviewed, evaluated, and discussed the materials, analyses, and information provided to it that it considered relevant to its deliberations, at its meeting held on December 9-10, 2025, each Fund’s Board, including the Independent Trustees, approved the Merger of the Acquired Fund into the Acquiring Fund. Each Fund’s Board, including the Independent Trustees, also determined at that time that participation by the Fund in the Merger was in the best interests of the Fund and that the interests of existing shareholders of the Fund would not be diluted as a result of the Merger.

19

In reaching the decision to approve the Merger, the Acquired Fund’s Board considered a number of factors, including, among others, in no order of priority, with respect to the Acquired Fund:

1.	the potential benefits of the Merger to the shareholders of the Acquired Fund, including the potential for economies of scale and long-term viability by becoming shareholders of a larger combined fund that has similar investment strategies and policies;
2.	the similarity of the Funds’ investment objectives, investment strategies and policies, investment processes, and fundamental investment restrictions;
3.	continuity of management in that (i) both the Acquired Fund and Acquiring Fund are managed by BMR and BMR is expected to provide the same nature, scope, and quality of management services to the Acquiring Fund as the Acquired Fund has enjoyed; and (ii) both the Acquired Fund and the Acquiring Fund are managed by the same investment team at BMR, with an existing named portfolio manager of the Acquired Fund also serving as a named portfolio manager of the Acquiring Fund;
4.	the lower overall management fees of the Acquiring Fund compared to the Acquired Fund;
5.	the gross expenses of the Combined Fund are expected to be lower than those of the Acquired Fund following the expiration of the Acquired Fund’s expense waiver/reimbursement agreement on August 1, 2026;
6.	the net expenses (excluding interest expense) for Class I shares of the Combined Fund are expected to be lower than those of the Acquired Fund;
7.	the net expenses (excluding interest expense) for Class A and C shares of the Combined Fund are expected to be the same as those of the Acquired Fund through the August 1, 2026 expiration of the Acquired Fund’s expense waiver/reimbursement agreement and the Combined Fund’s proposed expense waiver/reimbursement agreement;
8.	the current assets under management of both the Acquired Fund and Acquiring Fund, and the expectation that the Merger may provide a better opportunity to achieve economies of scale in a fund that will provide exposure to a similar portfolio of securities as the Acquired Fund;
9.	the substantially similar distribution platforms and channels being available to the Acquiring Fund and the Acquired Fund and the potential for enhanced distribution opportunities on a combined basis;
10.	continuity of administration and other services in that (i) Eaton Vance provides administration services to each of the Funds and will continue to provide administration services to the Acquiring Fund of approximately the same nature and quality; and (ii) BNY Mellon Investment Servicing (US) Inc. serves as transfer agent to each of the Funds and will continue to provide substantially similar services to the Acquiring Fund;
11.	the compliance program of the Acquiring Fund operates in the same manner as the compliance program for the Acquired Fund;
12.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger (see “ADDITIONAL INFORMATION ABOUT THE MERGER—Tax Status of the Merger”);
13.	the comparability of the share class structure of, and services provided to, the Acquired Fund and the Acquiring Fund;
14.	the structure of the Merger, whereby shareholders of each class of shares of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund at net asset value, not subject to any sales charges, in a tax-free reorganization. Because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Merger, the Merger will not dilute the interests of the shareholders of the Acquired Fund;
15.	the costs of the Merger will be shared equally between BMR and the Acquiring Fund, with the Acquired Fund bearing any brokerage or other portfolio transaction costs as a result of any repositioning of the Acquired Fund’s holdings in advance of the Merger, which are not expected to be significant given the portfolio alignment of the Funds;
16.	that shareholders of the Acquired Fund will have the opportunity to redeem their shares from the Acquired Fund should they not wish to become shareholders of the Acquiring Fund;
17.	BMR’s representation that the Merger is not expected to result in any diminution in the level or quality of services that BMR provides; and
18.	BMR’s belief that the Merger would allow BMR to continue to seek to meet shareholder needs by continuing to offer a New York municipal tax-exempt open-end fund while eliminating unnecessary duplication in the marketplace.

In its deliberations, the Acquired Fund Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.

20

SECTION B – CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

Current and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund

The following table shows on an unaudited basis the capitalization of each Acquired Fund and Acquiring Fund as of November 30, 2025 and the pro forma capitalization of the combined Acquiring Fund as of November 30, 2025 assuming the Merger had occurred on that date.

Net Assets ($) (Unaudited)	Eaton Vance New York Municipal Opportunities Fund	Eaton Vance New York Municipal Income Fund	Pro Forma Adjustment	Combined Fund - Pro Forma
Class A	$22,022,509	$158,727,918	$-	$180,750,427
Class C	$1,334,442	$5,024,827	$-	$6,359,269
Class I	$49,117,367	$180,247,173	$-	$229,364,540
Total	$72,474,318	$343,999,918	$-	$416,474,236
Net Asset Value Per Share ($) (Unaudited)
Class A	$9.51	$9.21	-	$9.21
Class C	$9.03	$9.21	-	$9.21
Class I	$9.51	$9.20	-	$9.20
Shares Outstanding (Unaudited)
Class A	2,316,112.89	17,242,921.40	75,039.02	19,634,073.31
Class C	147,711.96	545,569.67	-2,821.42	690,460.21
Class I	5,166,177.74	19,583,885.74	172,666.51	24,922,729.99
Total	7,630,002.59	37,372,376.81	244,884.11	45,247,263.51
1

Ownership of Fund Shares

To the knowledge of the Funds, the following shareholders held of record or beneficially owned 5% or more of any class of the outstanding shares of either the Acquired Fund or the Acquiring Fund, as of November 30, 2025. Any shareholder that owns more than 25% of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of shareholders of the Fund.

To the Acquired Fund’s knowledge, as of November 30, 2025, the Board members and officers the Acquired Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class of the Acquired Fund.

To the Acquiring Fund’s knowledge as of November 30, 2025, the Board members and officers the Acquiring Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Fund Name	Share Class	Shareholder Name	Address (City, State)	% Ownership of Share Class (current)
Acquired Fund Eaton Vance New York Municipal Opportunities Fund	Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FLOOR JACKSONVILLE, FL 32246-6486	23.08%
		WELLS FARGO CLEARING SERVICES LLC	2801 MARKET STREET SAINT LOUIS, MO 63103	10.79%
		PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	10.62%
		MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA FL 12 NEW YORK, NEW YORK 10004-1901	10.57%
		LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6.01%
		NATIONAL FINANCIAL SERVICES	MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.82%
		RAYMOND JAMES	ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	5.73%
	Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FLOOR JACKSONVILLE, FL 32246-6486	52.69%
		NATIONAL FINANCIAL SERVICES LLC	MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	18.35%
		LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	11.46%
		PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	9.59%
	Class I	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FLOOR JACKSONVILLE, FL 32246-6486	25.97%
		NATIONAL FINANCIAL SERVICES LLC	MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	22.35%
		LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	18.59%
		AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S MINNEAPOLIS, MN 55402-2405	8.79%
		PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	7.88%
		CHARLES SCHWAB & CO INC	ATTN MUTUAL FD DEPT 211 MAIN STREET SAN FRANCISCO, CA 94105	6.16%
Acquiring Fund Eaton Vance New York Municipal Income Fund	Class A	JP MORGAN SECURITIES LLC	4 CHASE METROTECH CENTER BROOKLYN, NY 11245	14.26%
		MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA FL 12 NEW YORK, NEW YORK 10004-1901	11.48%
		WELLS FARGO CLEARING SERVICES LLC	2801 MARKET STREET SAINT LOUIS, MO 63103	10.31%
		LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	9.98%
2

Fund Name	Share Class	Shareholder Name	Address (City, State)	% Ownership of Share Class (current)
		PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	7.98%
		NATIONAL FINANCIAL SERVICES LLC	MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.94%
		MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FLOOR JACKSONVILLE, FL 32246-6486	6.77%
	Class C	PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	19.55%
		LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	19.12%
		MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA FL 12 NEW YORK, NEW YORK 10004-1901	16.46%
		WELLS FARGO CLEARING SERVICES LLC	2801 MARKET STREET SAINT LOUIS, MO 63103	8.97%
		AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S MINNEAPOLIS, MN 55402-2405	8.28%
		MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FLOOR JACKSONVILLE, FL 32246-6486	6.67%
		J P MORGAN SECURITIES LLC	4 CHASE METROTECH CENTER BROOKLYN, NY 11245	5.79%
	Class I	MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA FL 12 NEW YORK, NEW YORK 10004-1901	22.11%
		NATIONAL FINANCIAL SERVICES LLC	MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.50%
		LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	15.42%
		MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FLOOR JACKSONVILLE, FL 32246-6486	8.24%
		AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S MINNEAPOLIS, MN 55402-2405	7.76%
		WELLS FARGO CLEARING SERVICES	2801 MARKET STREET SAINT LOUIS, MO 63103	6.20%
		PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	5.48%

Financial Highlights

The financial highlights are intended to help you understand the Acquired Fund’s and Acquiring Fund’s financial performance for the period(s) indicated. Certain information in the tables reflect the financial results for a single Acquiring Fund or Acquired Fund share, as applicable. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Acquired Fund or Acquiring Fund (assuming reinvestment of all distributions at net asset value). The information provided below (other than the information identified below as “unaudited”) has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The reports of Deloitte & Touche LLP and the Acquiring Fund’s and Acquired Fund’s financial statements are incorporated by reference in the Acquiring Fund’s SAI and included in the each Fund’s respective Form N-CSR filing, which is available upon request.

3

Acquiring Fund Financial Highlights

	Class A
	Fiscal Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value - Beginning of year	$9.54	$8.77	$8.79	$10.40	$10.47
Income (Loss) From Operations
Net investment income(1)	$0.34	$0.32	$0.28	$0.19	$0.16
Net realized and unrealized gain (loss)	(0.40)	0.77	(0.03)	(1.53)	0.18
Total income (loss) from operations	$(0.06)	$1.09	$0.25	$(1.34)	$0.34
Less Distributions
From net investment income	$(0.34)	$(0.32)	$(0.27)	$(0.19)	$(0.16)
From net realized gain	--	--	--	(0.08)	(0.25)
Total distributions	$(0.34)	$(0.32)	$(0.27)	$(0.27)	$(0.41)
Net asset value - End of year	$9.14	$9.54	$8.77	$8.79	$10.40
Total Return(2)	(0.61)%	12.57%	2.77%	(13.09)%	3.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$159,740	$178,093	$177,164	$184,700	$250,441
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	0.73%	0.72%	0.71%	0.68%	0.65%
Interest and fee expense(4)	0.14%	0.17%	0.13%	0.00%(5)	--
Total expenses	0.87%	0.89%	0.84%	0.68%	0.65%
Net expenses	0.87%	0.89%	0.84%	0.68%	0.65%
Net investment income	3.72%	3.48%	3.00%	1.96%	1.55%
Portfolio Turnover	70%	67%	54%	59%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H of the Notes to Financial Statements).
(5)	Amount is less than 0.005%.
4

	Class C
	Fiscal Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value - Beginning of year	$9.55	$8.77	$8.80	$10.40	$10.47
Income (Loss) From Operations
Net investment income(1)	$0.27	$0.25	$0.21	$0.12	$0.09
Net realized and unrealized gain (loss)	(0.41)	0.78	(0.04)	(1.52)	0.17
Total income (loss) from operations	$(0.14)	$1.03	$0.17	$(1.40)	$0.26
Less Distributions
From net investment income	$(0.27)	$(0.25)	$(0.20)	$(0.12)	$(0.08)
From net realized gain	--	--	--	(0.08)	(0.25)
Total distributions	$(0.27)	$(0.25)	$(0.20)	$(0.20)	$(0.33)
Net asset value - End of year	$9.14	$9.55	$8.77	$8.80	$10.40
Total Return(2)	(1.45)%	11.84%	1.89%	(13.65)%	2.53%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,221	$6,756	$8,975	$12,833	$22,375
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	1.49%	1.48%	1.46%	1.43%	1.40%
Interest and fee expense (4)	0.14%	0.17%	0.13%	0.00%(5)	--
Total expenses	1.63%	1.65%	1.59%	1.43%	1.40%
Net expenses	1.63%	1.65%	1.59%	1.43%	1.40%
Net investment income	2.97%	2.73%	2.24%	1.19%	0.81%
Portfolio Turnover	70%	67%	54%	59%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H of the Notes to Financial Statements).
(5)	Amount is less than 0.005%.
5

	Class I
	Fiscal Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value - Beginning of year	$9.54	$8.77	$8.79	$10.39	$10.47
Income (Loss) From Operations
Net investment income (1)	$0.36	$0.34	$0.29	$0.21	$0.18
Net realized and unrealized gain (loss)	(0.42)	0.77	(0.02)	(1.52)	0.17
Total income (loss) from operations	$(0.06)	$1.11	$0.27	$(1.31)	$0.35
Less Distributions
From net investment income	$(0.35)	$(0.34)	$(0.29)	$(0.21)	$(0.18)
From net realized gain	--	--	--	(0.08)	(0.25)
Total distributions	$(0.35)	$(0.34)	$(0.29)	$(0.29)	$(0.43)
Net asset value - End of year	$9.13	$9.54	$8.77	$8.79	$10.39
Total Return(2)	(0.52)%	12.79%	2.98%	(12.83)%	3.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$176,965	$177,975	$159,079	$146,582	$191,239
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	0.53%	0.52%	0.51%	0.48%	0.45%
Interest and fee expense (4)	0.14%	0.17%	0.13%	0.00%(5)	--
Total expenses	0.67%	0.69%	0.64%	0.48%	0.45%
Net expenses	0.67%	0.69%	0.64%	0.48%	0.45%
Net investment income	3.93%	3.68%	3.20%	2.16%	1.74%
Portfolio Turnover	70%	67%	54%	59%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H of the Notes to Financial Statements).
(5)	Amount is less than 0.005%.
6

Acquired Fund Financial Highlights

	Class A
	Six Months Ended September 30, 2025 (Unaudited)	Fiscal Year Ended March 31,
		2025	2024	2023	2022	2021
Net asset value - Beginning of period	$9.32	$9.47	$9.36	$9.63	$10.30	$9.89
Income (Loss) From Operations
Net investment income (1)	$0.16	$0.31	$0.28	$0.22	$0.17	$0.19
Net realized and unrealized gain (loss)	0.09	(0.16)	0.09	(0.28)	(0.62)	0.41
Total income (loss) from operations	$0.25	$0.15	$0.37	$(0.06)	$(0.45)	$0.60
Less Distributions
From net investment income	$(0.16)	$(0.30)	$(0.26)	$(0.21)	$(0.17)	$(0.19)
From net realized gain	--	--	--	--	(0.05)	--
Total distributions	$(0.16)	$(0.30)	$(0.26)	$(0.21)	$(0.22)	$(0.19)
Net asset value - End of period	$9.41	$9.32	$9.47	$9.36	$9.63	$10.30
Total Return(2)	2.71%(3)	1.57%	4.09%	(0.53)%	(4.47)%	6.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,265	$21,011	$29,896	$32,205	$37,054	$41,461
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.88%(5)	0.91%	0.82%	0.82%	0.73%	0.74%
Net expenses	0.70%(5)	0.75%	0.82%	0.82%	0.73%	0.74%
Net investment income	3.47%(5)	3.24%	2.97%	2.38%	1.67%	1.91%
Portfolio Turnover	61%(3)	138%	76%	65%	38%	77%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Annualized.
7

	Class C
	Six Months Ended September 30, 2025 (Unaudited)	Fiscal Year Ended March 31,
		2025	2024	2023	2022	2021
Net asset value - Beginning of period	$8.85	$9.00	$8.90	$9.15	$9.79	$9.41
Income (Loss) From Operations
Net investment income(1)	$0.12	$0.22	$0.19	$0.14	$0.09	$0.11
Net realized and unrealized gain (loss)	0.10	(0.15)	0.09	(0.25)	(0.59)	0.38
Total income (loss) from operations	$0.22	$0.07	$0.28	$(0.11)	$(0.50)	$0.49
Less Distributions
From net investment income	$(0.12)	$(0.22)	$(0.18)	$(0.14)	$(0.09)	$(0.11)
From net realized gain	--	--	--	--	(0.05)	--
Total distributions	$(0.12)	$(0.22)	$(0.18)	$(0.14)	$(0.14)	$(0.11)
Net asset value - End of period	$8.95	$8.85	$9.00	$8.90	$9.15	$9.79
Total Return(2)	2.38%(3)	0.72%	3.26%	(1.20)%	(5.19)%	5.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,530	$1,399	$1,784	$2,867	$4,064	$5,378
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.63%(5)	1.66%	1.56%	1.56%	1.48%	1.49%
Net expenses	1.45%(5)	1.50%	1.56%	1.56%	1.48%	1.49%
Net investment income	2.72%(5)	2.49%	2.20%	1.61%	0.91%	1.18%
Portfolio Turnover	61%(3)	138%	76%	65%	38%	77%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Annualized.
8

	Class I
	Six Months Ended September 30, 2025 (Unaudited)	Fiscal Year Ended March 31,
		2025	2024	2023	2022	2021
Net asset value - Beginning of period	$9.32	$9.47	$9.36	$9.63	$10.30	$9.89
Income (Loss) From Operations
Net investment income (1)	$0.17	$0.32	$0.29	$0.24	$0.19	$0.21
Net realized and unrealized gain (loss)	0.09	(0.16)	0.10	(0.28)	(0.62)	0.41
Total income (loss) from operations	$0.26	$0.16	$0.39	$(0.04)	$(0.43)	$0.62
Less Distributions
From net investment income	$(0.17)	$(0.31)	$(0.28)	$(0.23)	$(0.19)	$(0.21)
From net realized gain	--	--	--	--	(0.05)	--
Total distributions	$(0.17)	$(0.31)	$(0.28)	$(0.23)	$(0.24)	$(0.21)
Net asset value - End of period	$9.41	$9.32	$9.47	$9.36	$9.63	$10.30
Total Return(2)	2.79%(3)	1.72%	4.24%	(0.38)%	(4.32)%	6.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,058	$41,141	$34,467	$28,174	$36,233	$34,277
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.72%(5)	0.75%	0.67%	0.67%	0.58%	0.59%
Net expenses	0.55%(5)	0.60%	0.67%	0.67%	0.58%	0.59%
Net investment income	3.63%(5)	3.39%	3.12%	2.53%	1.82%	2.05%
Portfolio Turnover	61%(3)	138%	76%	65%	38%	77%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Annualized.
9

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2026, by and among Eaton Vance Investment Trust, a Massachusetts business trust with its principal place of business at One Post Office Square, Boston, MA 02109, on behalf of its series, Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund”) and Eaton Vance Municipals Trust, a Massachusetts business trust with its principal place of business at One Post Office Square, Boston, MA 02109, on behalf of its series, Eaton Vance New York Municipal Income Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), and with respect to Section 10 only, Boston Management and Research (“BMR”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (ii) the distribution, after the Closing Date, of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WITNESSETH

WHEREAS, each of the Funds is a separate series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS the Board of Trustees of the Acquiring Fund (the “Acquiring Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in Sections 2.2 and 2.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund, if any, would not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Fund (the “Acquired Board” and together with the Acquiring Board, the “Board”) has determined that the exchange of all of the assets of the Acquired Fund for corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in Sections 2.2 and 2.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Definitions

1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3	The term “1940 Act” shall mean the Investment Company Act of 1940, as amended.

1.4	The term “Agreement” shall mean this Agreement and Plan of Reorganization.

1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.
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1.6	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.

1.7	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

1.8	The term “Closing Date” shall mean March 20, 2026, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.9	The term “Commission” shall mean the Securities and Exchange Commission.

1.10	The term “Custodian” shall mean State Street Bank and Trust Company, located at One Congress Street, Boston, MA 02114-2016.

1.11	The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.12	The term “N-14” shall mean the registration statement(s) on Form N-14, as may be amended, that describes the transactions contemplated by this Agreement and registers the Acquiring Fund Shares to be issued in connection with this transaction.

1.13	The term “NYSE” shall mean the New York Stock Exchange.

1.14	The term “Securities List” shall mean the list of those securities and other assets owned by Eaton Vance Investment Trust, on behalf of the Acquired Fund, on the Delivery Date.

1.15	The term “Valuation Date” shall mean the business day immediately prior to the Closing Date.

2.	Transfer and Exchange of Assets

2.1	Reorganization of Acquired Fund. At the Closing, subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund all of the Acquired Fund’s assets, as set forth in Section 2.2, and the Acquiring Fund agrees in consideration therefor: (i) to issue and deliver to the Acquired Fund Acquiring Fund Shares (including fractional shares, if any) having an aggregate net asset value equal to the aggregate net asset value of the assets of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.4; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 2.3. The Acquired Fund shareholders of record of each class of shares of the Acquired Fund will receive shares of the corresponding class of shares of the Acquiring Fund. Such transactions shall take place at the Closing.

2.2	Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, interests in derivative transactions, dividends and interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

2.3	Liabilities. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall, on the Closing Date, assume all of the liabilities, debts, obligations and duties of whatever kind or nature of the Acquired Fund, whether accrued or contingent, known or unknown, existing on the Valuation Date (the “Liabilities”). The Liabilities shall also include, without limitation: (a) liabilities of the Acquired Fund to indemnify each current or former trustee against all liabilities and expenses incurred by such trustee, and to advance related expenses in each case, in the
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manner and to the extent that such liabilities and expenses would have been indemnified under the Eaton Vance Investment Trust’s Amended and Restated Declaration of Trust (the “Eaton Vance Investment Trust Declaration of Trust”); and (b) liabilities of the Acquired Fund to indemnify current and former shareholders of the Acquired Fund, to the extent such shareholders would have been indemnified under the Eaton Vance Investment Trust Declaration of Trust.

2.4	Computation of Net Asset Value. The net asset value per share of the Acquiring Fund Shares and the net value of the assets of the Acquired Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Acquired Fund, if any, on that date. The net asset value of the Acquiring Fund Shares and the net value of the assets of the Acquired Fund shall be computed pursuant to the Funds’ shared valuation policy and procedures.

2.5	Acquiring Fund Shares. The number of Class A, Class C, and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class C, and Class I shares of the Acquired Fund, as the case may be, determined using the same valuation policy and procedures referred to in Section 2.4, by the net asset value of the Acquiring Fund Shares of the same class, determined in accordance with Section 2.4.

3.	Closing, Valuation Date and Delivery

3.1	Closing. The Closing shall be at the offices of BMR, One Post Office Square, Boston, MA 02109, immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties. The Closing may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2	Valuation Date. Pursuant to Section 2.4, the net value of the assets of the Acquired Fund and the net asset value per share of the Acquiring Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Acquired Fund, if any, on that date. The stock transfer books of the Acquired Fund will be permanently closed, and sales of shares of the Acquired Fund shall be suspended, as of the close of business of the Acquired Fund on the Valuation Date. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for Acquiring Fund Shares to be distributed to shareholders of the Acquired Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Acquired Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of Eaton Vance Investment Trust, accurate appraisal of the net assets of the Acquired Fund to be transferred hereunder is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of Eaton Vance Investment Trust and Eaton Vance Municipals Trust, have been resumed without disruption. In such event, the Closing Date shall also be postponed.

3.3	Delivery of Assets. After the close of business on the Valuation Date, Eaton Vance Investment Trust shall issue instructions providing for the delivery of all of its assets held on behalf of the Acquired Fund, including portfolio securities and all of the Acquired Fund’s cash, to the Custodian to be held for the account of the Acquiring Fund, effective as of the Closing.
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4.	Acquired Fund Distributions and Termination

Upon consummation of the transactions described in Section 2.1, the Acquired Fund will distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 2.1. In addition, as soon as is reasonably practicable after the Closing (the “Liquidation Date”), the Acquired Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date. The aggregate net asset value of Acquiring Fund Shares to be so credited to shareholders of the Acquired Fund shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

5.	Acquired Fund Securities

On the Delivery Date, Eaton Vance Investment Trust, on behalf of the Acquired Fund, shall deliver the Securities List and tax records. Such records shall be made available to the Acquiring Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that the Acquired Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open-end, management investment company.

6.	Representations and Warranties

Eaton Vance Investment Trust, on behalf of the Acquired Fund, and Eaton Vance Municipals Trust, on behalf of the Acquiring Fund, hereby represent, warrant and agree as follows (for purposes of the following representations and warranties, “the Trust” will refer to each of Eaton Vance Investment Trust and Eaton Vance Municipals Trust on its own behalf):

6.1	Legal Existence. The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets and to carry on its business as presently conducted. The Acquired Fund or Acquiring Fund are separate, validly existing series of the Trust. The Trust is authorized to issue an unlimited number of shares of each of its series.

6.2	Registration under 1940 Act and 1933 Act. The Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect, and the Trust’s registration statement under the 1933 Act and the 1940 Act is in full force and effect as to the Acquired Fund or the Acquiring Fund and no stop order suspending such effectiveness has been instituted by, or to the knowledge of the Trust threatened by, the Commission. The current registration statement of the Acquired Fund or the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

The information to be furnished by the Trust, on behalf of the Acquired Fund or Acquiring Fund, as applicable, for use in registration statements, the N-14 and other documents to be filed or to be filed with any federal, state or local regulatory authority that may be necessary in connection with the transactions contemplated by this Agreement, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

6.3	Financial Statements. The Statement of Assets and Liabilities and the Schedule of Portfolio Investments and the related Statements of Operations and Changes in Net Assets of the Acquired Fund or Acquiring Fund that is a series of the Trust, in each case dated March 31,
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2025 and September 30, 2025, respectively, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and fairly present the financial condition of such Fund as of said date in conformity with generally accepted accounting principles.

6.4	No Contingent Liabilities. There are no known contingent liabilities of either the Acquired Fund or Acquiring Fund, which is a series of the Trust, not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of the Trust threatened against the Acquired Fund or Acquiring Fund which is a series thereof, which would materially affect its financial condition.

6.5	Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board by vote taken at a meeting of such Board duly called and held on December 10, 2025. The Agreement has been executed and delivered by a duly authorized officer of the Trust and is a valid and legally binding obligation of the Acquired Fund or Acquiring Fund, which is a series thereof, enforceable in accordance with its terms. The Trust further represents and warrants that no approval of the shareholders of the Acquired Fund or Acquiring Fund, which is a series thereof, is required in connection with this Agreement or the transactions contemplated hereby.

6.6	No Material Violations. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust or By-Laws, as may be amended and restated, of the Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which such Trust is a party or by which they are bound.

6.7	Taxes and Dividends: Acquired Fund (Eaton Vance Investment Trust only). Prior to the Closing Date, the Acquired Fund will have declared a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing all of its (i) investment company taxable income, as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), (ii) net tax-exempt income, if any, and (iii) net capital gain (as defined in the Code) (after reduction for any capital loss carryover), in each case for (A) its current taxable year ending on the Closing Date and (B) any taxable year ending prior to the Closing Date for which the Acquired Fund is eligible to declare and pay a spillback dividend under Section 855(a) of the Code in respect of such taxable year.

6.8	Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Acquired Fund or Acquiring Fund, each of Acquired Fund and Acquiring Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Acquiring Fund and Acquired Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

6.9	Good and Marketable Title (Eaton Vance Investment Trust only). On the Closing Date, the Acquired Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquired Fund shall deliver its assets to the Acquiring Fund. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which the Acquiring Fund has notice and necessary documentation at or prior to the time of delivery.
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6.10	Books and Records. The Acquired Fund or Acquiring Fund that is a series of the Trust has maintained all records required under Section 31 of the 1940 Act and rules thereunder. The Acquired Fund will deliver to the Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the Acquiring Fund in connection with (i) the preparation and filing of tax returns for the Acquired Fund and/or Acquiring Fund for tax periods or portions thereof ending on or before, or that include, the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Acquired Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Acquired Fund or Acquiring Fund ending on or before, or that includes, the Closing Date of an amount or amounts sufficient for the Acquired Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before, or that includes, the Closing Date, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by the Eaton Vance Investment Trust following the provision of such copies to the Acquiring Fund.

7.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

7.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

7.2	Tax-Free Reorganization. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(l) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(l) of the Code.

7.3	Favorable Tax Opinion of Ropes & Gray, LLP. The Funds shall have received a favorable opinion of Ropes & Gray LLP dated as of the Closing Date (which opinion will be subject to certain qualifications) reasonably satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes, with respect to the Reorganization of the Acquired Fund with and into the Acquiring Fund:

a.	The acquisition by the Acquiring Fund of the Assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 2 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

b.	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 2 hereof, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in
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Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an Asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

c.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and the Acquiring Fund Shares as contemplated in Section 2 hereof.

d.	The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the Reorganization, increased by any gain or decreased by any loss required to be recognized as described in (b) above.

e.	The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Acquired Fund, other than certain Assets with respect to which gain or loss is required to be recognized as described in (b) above.

f.	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquiring Fund Shares (including any fractional shares to which they may be entitled).

g.	The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor.

h.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares (including any fractional shares to which they may be entitled) to be received will include the period during which Acquired Fund shares exchanged therefor were held or treated for federal income tax purposes as held by such shareholder, provided that the shareholder held Acquired Fund shares as a capital asset on the date of the Reorganization.

i.	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

j.	The opinion will be based on certain factual certifications made by officers of Eaton Vance Investment Trust and Eaton Vance Municipals Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7.4	Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.5	Registration Statement. The N-14, containing no untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading, shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
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7.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

7.7	Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

7.8	Due Diligence. The Acquiring Fund shall have had reasonable opportunity to have its officers and agents review the records of the Acquired Fund.

7.9	No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

a.	any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund or Acquiring Fund, as applicable, (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

b.	any loss (whether or not covered by insurance) suffered by the Acquired Fund or Acquiring Fund materially and adversely affecting the Acquired Fund or Acquiring Fund, other than depreciation of securities;

c.	issued by a Trust to any person any option to purchase or other right to acquire shares of any class of the Acquired Fund or Acquiring Fund Shares (other than in the ordinary course of the Trust’s business as an open-end management investment company);

d.	any indebtedness incurred by the Acquired Fund or Acquiring Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund or Acquiring Fund except as permitted in the such Fund’s registration statement, as the case may be, and disclosed in financial statements required to be provided under this Agreement;

e.	any amendment to the Declaration of Trust or By-Laws of the Trusts that will adversely affect the ability of such Trust to comply with the terms of this Agreement; or any grant or imposition of any lien, claim, charge or encumbrance upon any asset of the Acquired Fund.

7.10	Lawful Sale of Shares. On the Closing Date, Acquiring Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Eaton Vance Municipals Trust, and conform in all substantial respects to the description thereof contained in the Prospectus furnished to the Acquired Fund shareholders and the Acquiring Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly registered under the 1933 Act by the N-14 and will be offered and sold in compliance with all applicable state securities laws.

7.11	Documentation and Other Actions. Each of Eaton Vance Investment Trust and Eaton Vance Municipals Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

8.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to: Eaton Vance Investment Trust, One Post Office Square, Boston, MA 02109, with a copy to: Ropes & Gray

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LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, Attn: Sarah Clinton; or to Eaton Vance Municipals Trust, One Post Office Square, Boston, MA 02109, with a copy to: Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, Attn: Sarah Clinton, or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

9.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties. This Agreement may also be terminated by any party with respect to such party upon the giving of written notice to the other party: (i) if the Closing shall not have occurred or any of the representations, warranties or conditions specified herein have not been performed or do not exist on or before June 22, 2026, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

10.	Expenses

All expenses incurred by the Funds in connection with the transactions contemplated by this Agreement, including legal, audit-related, accounting and tax services, will be borne in equal part by BMR and the Acquiring Fund. Such expenses shall not include brokerage and other trading costs incurred in connection with the Reorganization, which will be borne by the Acquired Fund. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code or in failure of the Reorganization to be treated as a reorganization described in Section 368(a)(1) of the Code.

11.	Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Each of Eaton Vance Investment Trust and Eaton Vance Municipals Trust represent that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

Each of Eaton Vance Investment Trust and Eaton Vance Municipals Trust represent that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.	Amendments

At any time prior to or after approval of this Agreement by the Board (i) the parties hereto may, by written agreement and without Board approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following Board approval, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be received by Acquired Fund shareholders under this Agreement to the detriment of shareholders without the Board’s further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to

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be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Eaton Vance Investment Trust or Eaton Vance Municipals Trust mean and refer to the Trustees from time to time serving under its Declaration of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Eaton Vance Investment Trust or Eaton Vance Municipals Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of either Trust personally, but bind only the trust property of the Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of each Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust. No series of Eaton Vance Investment Trust or Eaton Vance Municipals Trust shall be liable for the obligations of any other series.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

EATON VANCE INVESTMENT TRUST, on behalf of its series
Eaton Vance New York Municipal Opportunities Fund

By:

Name:

Title:

EATON VANCE MUNICIPALS TRUST, on behalf of its series
Eaton Vance New York Municipal Income Fund

By:

Name:

Title:

BOSTON MANAGEMENT AND RESEARCH

By:

Name:

Title:
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APPENDIX B

MANAGEMENT OF THE ACQUIRING FUND

The Acquiring Fund’s investment adviser is Boston Management and Research (“BMR”). BMR is a registered investment adviser and has an office at One Post Office Square, Boston, MA 02109. BMR is an indirect, wholly owned subsidiary of Morgan Stanley.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2025, Morgan Stanley’s asset management operations had aggregate assets under management or supervision of approximately $1.8 trillion.

The Acquiring Fund’s Form N-CSR filing covering the fiscal period ended September 30 provides information regarding the basis for the Trustees’ approval of the Acquiring Fund’s investment advisory agreement.

Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets of the Acquiring Fund in each category as indicated below, and a daily income-based fee computed by applying the daily income rate applicable to that portion of the total daily gross income of the Fund (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets of the Fund in the same category bears to the total daily net assets on such day) in each category as listed below:

Category	Average Daily Net Assets for the Month	Annual Asset Rate	Daily Income Rate
1	Up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid was 0.41% of average daily net assets.

The Fund is managed by Craig R. Brandon (since October 2005), Managing Director of Morgan Stanley, and Christopher J. Eustance (since October 2021), Executive Directors of Morgan Stanley. Mr. Brandon and Mr. Eustance have both been employees of the Morgan Stanley organization for more than five years, is a Vice President at Eaton Vance Management (“Eaton Vance”) and BMR, and currently manage other funds.

The statement of additional information of the Acquiring Fund provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Acquiring Fund shares.

Eaton Vance serves as administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance currently receives no compensation for providing administrative services to the Fund.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

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Organization. The Acquiring Fund is a series of Eaton Vance Municipals Trust, a Massachusetts business trust. The Acquiring Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Acquiring Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

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APPENDIX C

ACQUIRED FUND AND ACQUIRING FUND SERVICE PROVIDERS

Investment Adviser	Boston Management and Research One Post Office Square Boston MA 02109
Administrator	Eaton Vance Management One Post Office Square Boston MA 02109
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. P.O. Box 534439 Pittsburgh, PA 15253
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 115 Federal Street Boston, MA 02110
Custodian	State Street Bank and Trust Company One Congress Street Boston, MA 02114
Distributor	Eaton Vance Distributors, Inc. One Post Office Square Boston, Massachusetts 02109
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APPENDIX D

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND SHARES

Below is information regarding the Acquiring Fund. All references to the “Fund” in this Appendix D refer to the Acquiring Fund, unless otherwise noted.

Valuing Shares

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). The Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On holidays or other days when the NYSE is closed, the NAV is generally not calculated and the Fund generally does not transact purchase or redemption requests. However, on those days, the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open. In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its interests or transact purchase or redemption requests.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. To the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to the investment adviser, as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by the Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices. Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser, as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, the Fund will use fair value pricing if, for example, market prices or a pricing service’s prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region. An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate the Fund’s NAV. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

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Purchasing Shares

Set forth below is information about the manner in which the Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix D-1 are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix D-1 should read the terms and conditions of Appendix D-1 carefully. See also “Shareholder Account Features – ’Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix D-1 – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by the Fund’s transfer agent. The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The U.S. registered funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland. The Eaton Vance funds also do not accept investments from other non-U.S. residents, provided that the fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The Fund does not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. The Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by the Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI). The Class A minimum initial investment amount is waived for permitted exchanges of shares of a registered closed-end fund operated as an “interval fund” that continuously offers its shares at NAV and that is advised or sponsored by Eaton Vance or its affiliates. The investment adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Class I Shares

Your initial investment must be at least $1,000,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. The Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance. The investment adviser, in its sole discretion, may waive eligibility requirements in certain cases.

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The Class I minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and the ReFlow Liquidity Program (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges, including exchanges of shares of a registered closed-end fund operated as an “interval fund” that continuously offers its shares at NAV and that is advised or sponsored by Eaton Vance or its affiliates; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above). The investment adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number. You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) for further information.

You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Eaton Vance website (provided the request is on a business day and submitted no later than the close of regular trading on the NYSE). For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

Inactive Accounts and Risk of Escheatment. In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund or your financial intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your financial intermediary or the Fund’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Fund. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account.

It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your financial intermediary or the Fund’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund nor the investment adviser(s) will be liable to shareholders or their representatives for good faith compliance with escheatment laws.

For more information, please see https://www.eatonvance.com/mutual-funds-and-unclaimed-property.php or please contact us at 1-800-262-1122.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into the fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of the fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of the fund’s shares may cause the fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in

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short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Fund.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”). Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Eaton Vance funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.

Pursuant to the Policy, two “round-trips” completed by the Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares. A “round trip” is defined as a purchase or exchange into the fund followed or preceded by a redemption or exchange out of the fund. Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, the Fund shareholder may be subject to restrictions on trading Fund shares, as described above. Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to the Fund, but it cannot ensure that it will be able to identify all such cases. Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason. In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to the Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of the Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•	transactions (i) made pursuant to the Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by the Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•	transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•	transactions in shares of Eaton Vance Short Duration Government Income Fund; or

•	investments in the fund by ReFlow in connection with the ReFlow liquidity program (if applicable to the Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to the Fund:

•	transactions made by model-based discretionary advisory accounts; or

•	transactions made by funds that invest in the Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Policy. Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified. Eaton Vance generally relies on financial intermediaries to monitor trading

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activity in omnibus accounts in good faith in accordance with their own policies or the Policy. Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

·how long you expect to own your shares;

·how much you intend to invest; and

·the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 3.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.20% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within 12 months of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 0.95% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $500,000 or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. The Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by the Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates, and certain persons affiliated with Eaton Vance (including employees, officers and directors of Eaton Vance’s affiliates). Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

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Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 or more	0.00%**	0.00%**	TIERED**

*Because the offering price per share, which includes the front-end sales charge, is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 0.75% on amounts of $500,000 or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more. A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total is $100,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement. If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention. For additional information about statements of intention, see “Sales Charges” in the SAI.

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Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI. Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to an Eaton Vance prototype IRA from an employer-sponsored retirement plan previously invested in Eaton Vance funds (applicable only to the portion previously invested in Eaton Vance funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares.

Conversion Feature. Effective November 5, 2020 (the “Effective Date”), Class C shares of the Fund will convert automatically to Class A shares of the Fund during the month following the eight year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date. In addition, Class C shares held in an account with the Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees.  Class A and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1.00% of the purchase price of the shares. After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale. In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale. Class C shares also pay service fees to the principal underwriter equal to 0.20% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.20% of average daily net assets annually. After the sale of Class A shares, the principal underwriter receives the Class A distribution and service fees and generally the financial

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intermediary receives such fees immediately after the sale. After the sale of Class C shares, the principal underwriter generally receives the Class C service fees for one year, thereafter financial intermediaries generally receive such fees. Although there is no present intention to do so, Class A and Class C could pay service fees of up to 0.25% annually upon Trustee approval. With respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary receives the above described service fees from the principal underwriter immediately after the sale. Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the SAI. Please consult the Eaton Vance website for any updates to Fund sales charge information before making a purchase of Fund shares. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix D-1.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone	Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet	Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-262-1122. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Fund’s transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

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Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below. The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with the Fund’s transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by the Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

The Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, the Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. A shareholder who wishes to receive redemption proceeds in-kind must notify the Fund on or before submitting the redemption request by calling 1-800-262-1122. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors. Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in the Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.

• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.

• Cash Option	Distributions are paid in cash.*

• Exchange Option	Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with the Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

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Information about the Fund. From time to time, you may receive the following:

o	Semiannual and annual reports containing other information with respect to the Fund.

o	Periodic account statements, showing recent activity and total share balance.

o	Tax information needed to prepare your income tax returns.

o	Proxy materials, in the event a shareholder vote is required.

o	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery.

You may be contacted via mail, telephone or by electronic means by officers of the Fund, by personnel of the investment adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

The Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT. The Fund’s Form N-CSR filings and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC (or in the case of an Eaton Vance “interval fund,” are subject to an early withdrawal charge), the CDSC or early withdrawal charge will continue to apply to your new shares at the same CDSC rate or early withdrawal charge (as applicable). For purposes of the CDSC or early withdrawal charge (as applicable), your shares will continue to age from the date of your original purchase of Fund shares. Except as described below, any class of shares of the Fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC or early withdrawal charge (in the case of an exchange from an Eaton Vance “interval fund”) and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder’s participation in a fee-based advisory program. See also Appendix D-1 to this Information Statement/Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted

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exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to the Fund’s transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded. You should verify the accuracy of your confirmation statements immediately upon receipt and notify Eaton Vance Shareholder Services of any inaccuracies.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of the Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with the Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. The Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

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APPENDIX D-1

FINANCIAL INTERMEDIARY SALES CHARGE VARIATIONS

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers Available at Merrill

•	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

•	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
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CDSC Waivers on Front-end, Back-end and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this prospectus or the SAI.

•	Rights of accumulation (ROA), as described in this prospectus or the SAI.

•	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•	shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•	shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
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•	shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•	shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	redemptions due to death or disability of the shareholder

•	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

•	redemptions made in connection with a return of excess contributions from an IRA account

•	shares purchased through a Right of Reinstatement (as defined above)

•	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

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Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
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•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.

•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Oppenheimer affiliated investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or
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the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.

•	Employees and registered representatives of Oppenheimer or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.

•	Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Policies Regarding Transactions through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
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•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

o	The redemption and repurchase occur in the same account.

o	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
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Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o	A fee-based account held on an Edward Jones platform

o	A 529 account held on an Edward Jones platform

o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or
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the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•	Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•	Breakpoints as described in this prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
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•	Shares sold due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective April 30, 2025, shareholders purchasing or holding fund family shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Eaton Vance fund family held by accounts within the purchaser’s household at Stifel. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

•	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

•	Shares purchased from the proceeds of redeemed shares of the fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
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•	Shares from rollovers into Stifel from retirement plans to IRAs.

•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.

•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares acquired through a right of reinstatement.

•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

•	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

•	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Fund Purchases through J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•	Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•	Shares purchased through rights of reinstatement.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
D-1-11

Class C to Class A share conversion

•	A shareholder in the fund’s Class C shares will have their shares converted at net asset value by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.

•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

D-1-12

•	Shares purchased through a rollover from another 529 plan.

•	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•	Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

•	Gift of shares will not be considered when determining breakpoint discounts.
D-1-13

EATON VANCE MUNICIPALS TRUST

Eaton Vance New York Municipal Income Fund

STATEMENT OF ADDITIONAL INFORMATION

[January 23], 2026

This Statement of Additional Information (“SAI”) of Eaton Vance New York Municipal Income Fund (the “Acquiring Fund”) is available to the shareholders of Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund”) in connection with transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest in the Acquiring Fund (the “Merger”).

This SAI is not a prospectus. An Information Statement/Prospectus dated [January 23], 2026, relating to the Merger has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by calling the Acquiring Fund at 1-800-262-1122.

This SAI consists of the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

•	The Statement of Additional Information dated August 1, 2025, as supplemented, for the Acquired Fund (File No. 811-04443);
•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of the Acquired Fund dated March 31, 2025, as filed May 28, 2025 (File No. 811-04443).
•	The unaudited financial statements contained in the N-CSRS of the Acquired Fund dated September 30, 2025, as filed November 26, 2025 (File No. 811-04443);
•	The Statement of Additional Information dated February 1, 2025, as supplemented, for the Acquiring Fund (File No. 811-04409);
•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of the Acquiring Fund dated September 30, 2025, as filed November 26, 2025 (File No. 811-04409).

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

Tables showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Merger, are included in the “Comparison of Fees and Expenses” section of the Information Statement/Prospectus.

The Merger will not result in a material change to the investment portfolio of the Acquired Fund due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each of those Funds modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Merger and/or the Acquiring Fund’s portfolio following the Merger, as described in the Information Statement/Prospectus.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

PART C - OTHER INFORMATION

Item 15.   Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by Amended and Restated By-Law, contract and vote. Article XI of the Amended and Restated By-Laws contains indemnification provisions. Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The distribution agreement of the Registrant also provides for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

These Agreements are incorporated herein by reference to Item 16.

Item 16.  Exhibits (with inapplicable items omitted)

(1)			Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated April 26, 2016 filed as Exhibit (a) to Post-Effective Amendment No. 165 filed November 21, 2016 (Accession No. 0000940394-16-003256) and incorporated herein by reference.
(2)			Amended and Restated By-Laws of Eaton Vance Municipals Trust adopted April 23, 2012 filed as Exhibit (b) to Post-Effective Amendment No. 139 filed November 28, 2012 (Accession No. 0000940394-12-001150) and incorporated herein by reference.
(3)			Not applicable.
(4)

Agreement and Plan of Reorganization – Form of Agreement and Plan of Reorganization by and among Eaton Vance Investment Trust, on behalf of its series, Eaton Vance New York Municipal Opportunities Fund and Eaton Vance Municipals Trust, on behalf of its series, Eaton Vance New York Municipal Income Fund, and with respect to Section 10 only, Boston Management and Research, is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.

(5)			Reference is made to Item 16(1) and 16(2) above.
(6)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance New York Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(12) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(7)	(a)	(1)	Amended and Restated Master Distribution Agreement effective as of March 1, 2021 between each Trust identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. filed as Exhibit (e)(1) to Post-Effective Amendment No. 237 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed March 29, 2021 (Accession No. 0000940394-21-000689) and incorporated herein by reference.
(2)

Amended Schedule A dated August 18, 2025 to Amended and Restated Master Distribution Agreement effective as of March 1, 2021 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 260 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed October 30, 2025 (Accession No. 0001133228-25-011540) and incorporated herein by reference.

	(b)

Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (e)(2) to the Post-Effective Amendment No. 85 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 26, 2007 (Accession No. 0000940394-07-000430) and incorporated herein by reference.

(8)

The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(9)	(a)	(1)	Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
		(2)	Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1)(b) to Post-Effective Amendment No. 79 of Eaton Vance Investment Trust (File Nos. 033-01121, 811-04443) filed September 24, 2020 (Accession No. 0000940394-20-001312) and incorporated herein by reference.
		(3)

First Amendment effective October 20, 2023 to the Amended and Restated Master Custodian Agreement dated as of September 1, 2013 between State Street Bank and Trust Company and the Eaton Vance Funds filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 20 of Eaton Vance Series Fund, Inc. (File Nos. 333-182175, 811-22714) filed November 27, 2023 (Accession No. 0000940394-23-001152) and incorporated herein by reference.

(10)	(a)	(1)

Master Distribution Plan for Class A and Advisers Class Shares adopted April 29, 2022 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 203 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 28, 2022 (Accession No. 0000940394-22-000786) and incorporated herein by reference.

		(2)

Amended Schedule A dated August 18, 2025 to Master Distribution Plan for Class A and Advisers Class Shares adopted April 29, 2022 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 260 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed October 30, 2025 (Accession No. 0001133228-25-011540) and incorporated herein by reference.

	(b)	(1)

Master Distribution Plan for Class C shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(3) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

		(2)

Amended Schedule A dated August 18, 2025 to Master Distribution Plan for Class C shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 260 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed October 30, 2025 (Accession No. 0001133228-25-011540) and incorporated herein by reference.

	(c)	(1)

Second Amended and Restated Multiple Class Plan for Eaton Vance Funds dated August 1, 2023 filed as Exhibit (d)(3) under Form N-2 Pre-Effective Amendment No. 2 of Eaton Vance Floating-Rate Opportunities Fund (File Nos. 333-270521, 811-23855) filed August 31, 2023 (Accession No. 0001193125-23-226296) and incorporated herein by reference.

		(2)

Amended Schedule A dated August 18, 2025 to Second Amended and Restated Multiple Class Plan for Eaton Vance Funds dated August 1, 2023 filed as Exhibit (n)(1)(b) to Post-Effective Amendment No. 260 of Eaton Vance Growth Trust (File Nos. 002-220190, 811-01241) filed October 30, 2025 (Accession No. 0001133228-25-011540) and incorporated herein by reference.

(11)			Consent of Internal Counsel dated December 17, 2025, filed herewith.
(12)			Opinion of Ropes & Gray LLP with respect to tax matters – to be filed by amendment.
(13)	(a)	(1)

Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.

		(2)

Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.

		(3)

Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

		(4)

Amendment dated July 18, 2018 and effective June 29, 2018 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(5) to Post-Effective Amendment No. 212 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed July 31, 2018 (Accession No. 0000940394-18-001408) and incorporated herein by reference.

		(5)

Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (h)(1)(e) to Post-Effective Amendment No. 79 of Eaton Vance Investment Trust (File Nos. 033-01121, 811-04443) filed September 24, 2020 (Accession No. 0000940394-20-001312) and incorporated herein by reference.

	(b)	(1)

Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated March 1, 2021 filed as Exhibit (h)(2) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(c)	(1)

Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (h)(2) to Post-Effective Amendment No. 165 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 26, 2016 (Accession No. 0000940394-16-003071) and incorporated herein by reference.

	(2)

Amendment dated September 13, 2023 to Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (k)(1)(b) under Form N-2 Post-Effective Amendment No. 1 of Eaton Vance Floating-Rate Opportunities Fund (File Nos. 333-270521, 811-23855) filed September 27, 2024 (Accession No. 0001193125-24-227670) and incorporated herein by reference.

	(3)

Amendment dated June 20, 2024 to Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (h)(3)(c) to Post-Effective Amendment No. 127 of Eaton Vance Series Trust II (File Nos. 002-42722, 811-02258) filed October 24, 2024 (Accession No. 0000940394-24-001024) and incorporated herein by reference.

	(4)

Amended Schedule B dated September 27, 2024 to Transfer Agency and Shareholder Services Agreement effective September 1, 2016 filed as Exhibit (k)(1)(c) under Form N-2 Post-Effective Amendment No. 1 of Eaton Vance Floating-Rate Opportunities Fund (File Nos. 333-270521, 811-23855) filed September 27, 2024 (Accession No. 0001193125-24-227670) and incorporated herein by reference.

(d)	(1)

Amended and Restated Sub-Transfer Agency Support Services Agreement dated September 1, 2017 between Eaton Vance Management and the Trusts listed on Appendix A filed as Exhibit (h)(2) to Post-Effective Amendment No. 107 of Eaton Vance Series Trust II (File Nos. 002-42722, 811-02258) filed October 26, 2017 (Accession No. 0000940394-17-002088) and incorporated herein by reference.

	(2)

Amendment dated September 13, 2023 to Amended and Restated Sub-Transfer Agency Support Services Agreement dated September 1, 2017 between Eaton Vance Management and the Trusts listed on Appendix A filed as Exhibit (k)(2)(b) under Form N-2 Post-Effective Amendment No. 1 of Eaton Vance Floating-Rate Opportunities Fund (File Nos. 333-270521, 811-23855) filed September 27, 2024 (Accession No. 0001193125-24-227670) and incorporated herein by reference.

(e)	(1)

Expense Waivers/Reimbursements Agreement dated July 31, 2016 as amended and effective August 1, 2023 between Eaton Vance Management and each of the entities (on behalf of certain of their series) listed on Schedule A filed as Exhibit (h)(5)(a) to Post-Effective Amendment No. 252 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 21, 2023 (Accession No. 0000940394-23-001228) and incorporated herein by reference.

	(2)

Amended Schedule A dated December 1, 2025 to the Expense Waivers/Reimbursements Agreement dated July 31, 2016 as amended and effective August 1, 2023 filed as Exhibit (h)(5)(b) to Post-Effective Amendment No. 204 of Eaton Vance Municipals Trust (File Nos. 033-00572, 811-04409) filed on November 25, 2025 (Accession No. 0001133228-25-012758) and incorporated herein by reference.

(f)

Expense Reimbursement Agreement for Cash Sweep dated April 26, 2022 between Eaton Vance Management and each of the entities listed on Schedule A filed as Exhibit (h)(7) to Post-Effective Amendment No. 349 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed January 27, 2023 (Accession No. 0000940394-23-000092) and incorporated herein by reference.

(g)		Expense Reimbursement Agreement between Eaton Vance Management and Eaton Vance Municipals Trust on behalf of Eaton Vance New York Municipal Income Fund – to be filed by amendment.

(14)	(a)	Consent of Independent Registered Public Accounting Firm dated December 16, 2025 with respect to Eaton Vance New York Municipal Opportunities Fund, filed herewith.
	(b)	Consent of Independent Registered Public Accounting Firm dated December 16, 2025 with respect to Eaton Vance New York Municipal Income Fund, filed herewith.
(15)		Not applicable.
(16)		Power of Attorney for Registrant’s Trustees dated October 15, 2025 filed November 25, 2025 (Accession No. 0001133228-25-012758) and incorporated herein by reference.
(17)		None.

Item 17.    Undertakings

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned Registrant agrees to file by post-effective amendment an opinion of counsel supporting the tax consequences of the proposed reorganizations within a reasonable period of time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on December 17, 2025.

EATON VANCE MUNICIPALS TRUST

By:	Kenneth A. Topping*
Kenneth A. Topping, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on December 17, 2025.

Signature	Title

Kenneth A. Topping*	President (Chief Executive Officer)
Kenneth A. Topping

James F. Kirchner*	Treasurer (Principal Financial and Accounting Officer)
James F. Kirchner

Signature	Title	Signature	Title

Alan C. Bowser*	Trustee	Marcus L. Smith*	Trustee
Alan C. Bowser		Marcus L. Smith

Cynthia E. Frost*	Trustee	Nancy Wiser Stefani*	Trustee
Cynthia E. Frost		Nancy Wiser Stefani

George J. Gorman*	Trustee	Susan J. Sutherland*	Trustee
George J. Gorman		Susan J. Sutherland

Valerie A. Mosley*	Trustee	Scott E. Wennerholm*	Trustee
Valerie A. Mosley		Scott E. Wennerholm

Keith Quinton*	Trustee
Keith Quinton

*By:	/s/ Deidre E. Walsh
Deidre E. Walsh (As attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as part of this Post-Effective Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.		Description
(11)		Consent of Internal Counsel dated December 17, 2025
(14)	(a)	Consent of Independent Registered Public Accounting Firm dated December 16, 2025 with respect to Eaton Vance New York Municipal Opportunities Fund
(14)	(b)	Consent of Independent Registered Public Accounting Firm dated December 16, 2025 with respect to Eaton Vance New York Municipal Income Fund